    As Filed With The Securities And Exchange Commission on October 25, 1996.


                                                 FILE NOS. 33-46283 and 811-6601

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      (X)

Pre-Effective Amendment No.                                                  ( )


Post-Effective Amendment No.    6                                            (X)
                               ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              (X)


Amendment No.     7                                                          (X)
                 ---



                            CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                 4922 Fairmont Avenue, Bethesda, Maryland  20814
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (301) 657-1500
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                               Timothy N. Coakley
                              4922 Fairmont Avenue
                            Bethesda, Maryland 20814
--------------------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)


                                   Copies to:
                             Michael L. Sapir, Esq.
                         Law Offices of Michael L. Sapir
                            3813 T Street, Northwest
                             Washington, D.C.  20007


It is proposed that this filing will become effective (check appropriate box):


     immediately upon filing pursuant to paragraph (b) of rule 485.
---
 X   on November 1, 1996 pursuant to paragraph (b) of rule 485.
---

     60 days after filing pursuant to paragraph (a) (1) of rule 485.
---
     on           pursuant to paragraph (a) (1) of rule 485.
---
     75 days after filing pursuant to paragraph (a) (2) of rule 485.
---
     on           pursuant to paragraph (a) (2) of rule 485.
---

If appropriate, check the following box:


The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's fiscal year ended June 30, 1996 was filed on August 27, 1996.


                                                       TOTAL NUMBER OF PAGES____

                            CAPPIELLO-RUSHMORE TRUST

                       REGISTRATION STATEMENT ON FORM N-1A

                              CROSS REFERENCE SHEET
                            REQUIRED BY RULE 495(A)
                        UNDER THE SECURITIES ACT OF 1933





  N-1A                                                                   LOCATION IN
ITEM NO.                                                                 REGISTRATION STATEMENT
--------                                                                 ----------------------


                                             PART A: INFORMATION REQUIRED IN PROSPECTUS

  1.   Cover Page. . . . . . . . . . . . . . . . . . . . . . . . . . .   Outside Front Cover Page of Prospectus
  2.   Synopsis. . . . . . . . . . . . . . . . . . . . . . . . . . . .   Fee Table
  3.   Condensed Financial Information . . . . . . . . . . . . . . . .   Financial Highlights; Performance Data
  4.   General Description of Registrant . . . . . . . . . . . . . . .   Organization of the Trust; Investment Objectives:
                                                                         Investment Policies
  5.   Management of the Fund. . . . . . . . . . . . . . . . . . . . .   Management of the Trust
  5A.  Management's Discussion of Fund Performance . . . . . . . . . .   Management's Discussion of Fund Performance
  6.   Capital Stock and Other Securities. . . . . . . . . . . . . . .   Organization of Trust; Taxes; Dividends and Distributions
  7.   Purchase of Securities Being Offered. . . . . . . . . . . . . .   How to Invest in the Fund; Exchanges; Net Asset Value
  8.   Redemption or Repurchase. . . . . . . . . . . . . . . . . . . .   How to Redeem an Investment (Withdrawals); Exchanges
  9.   Legal Proceedings . . . . . . . . . . . . . . . . . . . . . . .   Not Applicable


                                                   PART B: INFORMATION REQUIRED IN
                                                 STATEMENT OF ADDITIONAL INFORMATION

 10.   Cover Page. . . . . . . . . . . . . . . . . . . . . . . . . . .   Outside Front Cover Page of Statement of Additional
                                                                         Information
 11.   Table of Contents . . . . . . . . . . . . . . . . . . . . . . .   Table of Contents
 12.   General Information and History . . . . . . . . . . . . . . . .   Not Applicable
 13.   Investment Objectives and Policies. . . . . . . . . . . . . . .   Investment Objectives and Policies
 14.   Management of the Registrant. . . . . . . . . . . . . . . . . .   Management of the Trust
 15.   Control Persons and Principal Holders of Securities . . . . . .   Principal Holders of Securities

 16.   Investment Advisory and Other Services. . . . . . . . . . . . .   Investment Advisory and Other Services
 17.   Brokerage Allocation. . . . . . . . . . . . . . . . . . . . . .   Investment Objectives and Policies
 18.   Capital Stock and Other Securities. . . . . . . . . . . . . . .   Not Applicable
 19.   Purchase, Redemption and Pricing of Securities Being Offered. .   Redemptions; Tax-Deferred Retirement Plans; Net Asset Value
 20.   Tax Status. . . . . . . . . . . . . . . . . . . . . . . . . . .   Taxes
 21.   Underwriters. . . . . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
 22.   Calculations of Performance Data. . . . . . . . . . . . . . . .   Calculation of Return Quotations
 23.   Financial Statements. . . . . . . . . . . . . . . . . . . . . .   Financial Statements

                                                     PART C:  OTHER INFORMATION

 24.    Financial Statements and Exhibits . . . . . . . . . . . . . . .  Financial Statements and Exhibits
 25.   Persons Controlled by or Under Common Control . . . . . . . . .   Persons Controlled by or Under Common Control
 26.   Number of Holders of Securities . . . . . . . . . . . . . . . .   Number of Holders of Securities
 27.   Indemnification . . . . . . . . . . . . . . . . . . . . . . . .   Indemnification
 28.   Business and Other Connections of Investment Adviser. . . . . .   Business and Other Connections of Investment Adviser
 29.   Principal Underwriters. . . . . . . . . . . . . . . . . . . . .   Principal Underwriters
 30.   Location of Accounts and Records. . . . . . . . . . . . . . . .   Location of Accounts and Records
 31.   Management Services . . . . . . . . . . . . . . . . . . . . . .   Management Services
 32.   Undertakings. . . . . . . . . . . . . . . . . . . . . . . . . .   Undertakings
 33.   Signatures. . . . . . . . . . . . . . . . . . . . . . . . . . .   Signatures

                                     PART A

--------------------------------------------------------------------------------


                            CAPPIELLO-RUSHMORE TRUST
                               UTILITY INCOME FUND
                                   GROWTH FUND
                              EMERGING GROWTH FUND

                 4922 Fairmont Avenue, Bethesda, Maryland  20814
                         (800) 343-3355   (301) 657-1500


The Cappiello-Rushmore Trust (the "Trust") is a no-load, open-end, non-diversified, management investment company consisting of four separate funds: the Utility Income Fund, the Growth Fund, the Emerging Growth Fund, and the Gold Fund. This Prospectus sets forth concisely the information you should know about the Trust and the Utility Income Fund, the Growth Fund, and the Emerging Growth Fund (the "Funds"). Each Fund has its own investment objectives and policies, and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

                             ADDITIONAL INFORMATION


Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the information an investor should know before investing in the Funds. A Statement of Additional Information dated November 1, 1996 containing additional information about the Funds has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the statement may be obtained, without charge, by writing or telephoning the Trust.

The date of this Prospectus is November 1, 1996.



--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                    FEE TABLE




The following table illustrates all expenses and fees that a shareholder of the Trust will incur:

                                                          Emerging   Utility
                                                 Growth    Growth    Income
                                                 ------    ------    ------

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                   None      None      None
Sales Load Imposed on Reinvested Dividends        None      None      None
Deferred Sales Load                               None      None      None
Redemption Fees                                   None      None      None
Exchange Fees                                     None      None      None
Monthly Account Fee (accounts under $500)         $5.00     $5.00     $5.00

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)


Management Fees                                   0.50%     0.50%     0.35%
12b-1 Fees                                         None      None      None
Other Expenses                                    1.00%     1.00%     0.70%
                                                  -----     -----     -----
   Total Fund Operating Expenses                  1.50%     1.50%     1.05%
                                                  -----     -----     -----


EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The same level of expenses would be incurred if the investment were held throughout the period indicated.

                                       1 year   3 years   5 years  10 years
                                       ------   -------   -------  --------

     Growth Fund                        $  15     $  48     $  82    $  179
     Emerging Growth Fund                  15        48        82       179
     Utility Income Fund                   11        34        58       128


The purpose of this table is to assist the investor in understanding the various expenses that an investor will bear directly or indirectly. The five percent assumed annual return is for comparison purposes only. As noted above, the Trust charges no redemption fees. The actual annual return may be more or less depending on market conditions. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. For more complete information about the various costs and expenses, see "Management of the Trust" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information.

                            CAPPIELLO-RUSHMORE TRUST
                              FINANCIAL HIGHLIGHTS
                                     Audited

                               UTILITY INCOME FUND




                                                                                                                   For the Period
                                                                        For the Year Ended June 30,                Ended June 30,
                                                                   --------------------------------------          -------------
                                                                       1996           1995           1994               1993*

PER SHARE OPERATING PERFORMANCE:
  Net Asset Value--Beginning of Year . . . . . . . . . . . .       $   9.24        $  8.39        $ 10.82            $  10.00
                                                                   --------        -------        -------            --------
  Income from Investment Operations:
    Net Investment Income. . . . . . . . . . . . . . . . . .          0.489          0.555          0.527               0.255
    Net Realized and Unrealized Gains
      (Losses) on Securities . . . . . . . . . . . . . . . .          1.391          0.846         (2.421)              0.820
                                                                   --------        -------        -------            --------
      Total from Investment Operations . . . . . . . . . . .          1.880          1.401         (1.894)              1.075
                                                                   --------        -------        -------            --------

  Distributions to Shareholders:
    From Net Investment Income . . . . . . . . . . . . . . .         (0.520)        (0.551)        (0.525)             (0.255)
    From Net Realized Capital Gains. . . . . . . . . . . . .             --             --         (0.011)                 --
                                                                   --------        -------        -------            --------
      Total Distributions to Shareholders. . . . . . . . . .         (0.520)        (0.551)        (0.536)             (0.255)
                                                                   --------        -------        -------            --------
  Net Increase (Decrease) in Net Asset Value . . . . . . . .           1.36           0.85          (2.43)               0.82
                                                                   --------        -------        -------            --------
  Net Asset Value--End of Year . . . . . . . . . . . . . . .       $  10.60        $  9.24        $  8.39            $  10.82
                                                                   --------        -------        -------            --------
                                                                   --------        -------        -------            --------

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          20.60%         16.62%        (18.18)%              9.98% (A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses . . . . . . . . . . . . . . . . . . . . . . . . .           1.05%          1.05%          1.05%               1.05% (B)
  Net Investment Income. . . . . . . . . . . . . . . . . . .           4.82%          6.26%          5.21%               3.31% (B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate. . . . . . . . . . . . . . . . . .          45.11%        147.04%         26.13%              15.93%
  Net Assets at End of Year (000s omitted) . . . . . . . . .        $15,106        $17,151         $9,117              $8,415
  Number of Shares Outstanding at End of
    Year (000s omitted). . . . . . . . . . . . . . . . . . .          1,425          1,855          1,086                 778



* COMMENCEMENT OF OPERATIONS OCTOBER 6, 1992.


(A)  TOTAL INVESTMENT RETURN FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
     ANNUALIZED.
(B)  ANNUALIZED.



THE AUDITORS' REPORT IS INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT. THE AUDITORS' REPORT AND FURTHER INFORMATION ABOUT THE PERFORMANCE OF THE TRUST ARE CONTAINED IN THE ANNUAL REPORT TO SHAREHOLDERS WHICH MAY BE OBTAINED WITHOUT CHARGE BY CALLING OR WRITING THE TRUST.

                            CAPPIELLO-RUSHMORE TRUST
                              FINANCIAL HIGHLIGHTS
                                     Audited

                                   GROWTH FUND



                                                                                                                   For the Period
                                                                        For the Year Ended June 30,                Ended June 30,
                                                                   --------------------------------------          -------------
                                                                       1996           1995           1994               1993*

PER SHARE OPERATING PERFORMANCE:
  Net Asset Value--Beginning of Year . . . . . . . . . . . .       $  14.64        $ 11.05        $ 10.63            $  10.00
                                                                   --------        -------        -------            --------
  Income from Investment Operations:
    Net Investment Income (Loss) . . . . . . . . . . . . . .         (0.069)         0.014         (0.021)              0.012
    Net Realized and Unrealized Gains
      on Securities. . . . . . . . . . . . . . . . . . . . .          3.299          3.593          0.444               0.620
                                                                   --------        -------        -------            --------
      Total from Investment Operations . . . . . . . . . . .          3.230          3.607          0.423               0.632
                                                                   --------        -------        -------            --------

  Distributions to Shareholders:
    From Net Investment Income . . . . . . . . . . . . . . .             --         (0.017)        (0.003)             (0.002)
    From Net Realized Capital Gains. . . . . . . . . . . . .             --             --             --                  --
                                                                   --------        -------        -------            --------
      Total Distributions to Shareholders. . . . . . . . . .             --         (0.017)        (0.003)             (0.002)
                                                                   --------        -------        -------            --------
  Net Increase in Net Asset Value. . . . . . . . . . . . . .           3.23           3.59           0.42                0.63
                                                                   --------        -------        -------            --------
  Net Asset Value--End of Year . . . . . . . . . . . . . . .       $  17.87        $ 14.64        $ 11.05            $  10.63
                                                                   --------        -------        -------            --------
                                                                   --------        -------        -------            --------

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          22.06%         32.65%          3.99%               6.34%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses . . . . . . . . . . . . . . . . . . . . . . . . .           1.50%          1.50%          1.50%               1.50%(B)
  Net Investment Income (Loss) . . . . . . . . . . . . . . .          (0.41)%         0.12%         (0.18)%              0.17%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate. . . . . . . . . . . . . . . . . .          74.50%         70.89%        119.03%              21.13%
  Net Assets at End of Year (000s omitted) . . . . . . . . .        $31,777        $19,337         $9,993              $3,165
  Number of Shares Outstanding at End of
    Year (000s omitted). . . . . . . . . . . . . . . . . . .          1,778          1,321            904                 298




* COMMENCEMENT OF OPERATIONS OCTOBER 6, 1992.


(A)  TOTAL INVESTMENT RETURN FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
     ANNUALIZED.
(B)  ANNUALIZED.



THE AUDITORS' REPORT IS INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT. THE AUDITORS' REPORT AND FURTHER INFORMATION ABOUT THE PERFORMANCE OF THE TRUST ARE CONTAINED IN THE ANNUAL REPORT TO SHAREHOLDERS WHICH MAY BE OBTAINED WITHOUT CHARGE BY CALLING OR WRITING THE TRUST.

                            CAPPIELLO-RUSHMORE TRUST
                              FINANCIAL HIGHLIGHTS
                                     Audited

                              EMERGING GROWTH FUND



                                                                                                                   For the Period
                                                                        For the Year Ended June 30,                Ended June 30,
                                                                   --------------------------------------          -------------
                                                                       1996           1995           1994               1993*

PER SHARE OPERATING PERFORMANCE:
  Net Asset Value--Beginning of Year . . . . . . . . . . . .       $  14.96        $ 10.41        $ 11.32            $  10.00
                                                                   --------        -------        -------            --------
  Income from Investment Operations:
    Net Investment Loss. . . . . . . . . . . . . . . . . . .         (0.161)        (0.075)        (0.104)             (0.050)
    Net Realized and Unrealized Gains
      (Losses) on Securities . . . . . . . . . . . . . . . .          2.300          4.625         (0.686)              1.377
                                                                   --------        -------        -------            --------
      Total from Investment Operations . . . . . . . . . . .          2.139          4.550         (0.790)              1.327
                                                                   --------        -------        -------            --------

  Distributions to Shareholders:
    From Net Investment Income . . . . . . . . . . . . . . .             --             --             --                  --
    From Net Realized Capital Gains. . . . . . . . . . . . .         (0.109)            --         (0.120)             (0.007)
                                                                   --------        -------        -------            --------
      Total Distributions to Shareholders. . . . . . . . . .         (0.109)            --         (0.120)             (0.007)
                                                                   --------        -------        -------            --------
  Net Increase (Decrease) in Net Asset Value . . . . . . . .           2.03           4.55          (0.91)               1.32
                                                                   --------        -------        -------            --------
  Net Asset Value--End of Year . . . . . . . . . . . . . . .       $  16.99        $ 14.96        $ 10.41            $  11.32
                                                                   --------        -------        -------            --------
                                                                   --------        -------        -------            --------

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          14.36%         43.71%         (7.31)%             13.35%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses . . . . . . . . . . . . . . . . . . . . . . . . .           1.50%          1.50%          1.50%               1.50%(B)
  Net Investment Loss. . . . . . . . . . . . . . . . . . . .          (0.98)%        (0.61)%        (0.85)%             (0.63)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate. . . . . . . . . . . . . . . . . .         121.22%         96.11%        128.13%              67.90%
  Net Assets at End of Year (000s omitted) . . . . . . . . .        $44,985        $36,606        $18,133              $4,750
  Number of Shares Outstanding at End of
    Year (000s omitted). . . . . . . . . . . . . . . . . . .          2,647          2,447          1,742                 420



* COMMENCEMENT OF OPERATIONS OCTOBER 6, 1992.


(A)  TOTAL INVESTMENT RETURN FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
     ANNUALIZED.
(B)  ANNUALIZED.


THE AUDITORS' REPORT IS INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT. THE AUDITORS' REPORT AND FURTHER INFORMATION ABOUT THE PERFORMANCE OF THE TRUST ARE CONTAINED IN THE ANNUAL REPORT TO SHAREHOLDERS WHICH MAY BE OBTAINED WITHOUT CHARGE BY CALLING OR WRITING THE TRUST.

                            CAPPIELLO-RUSHMORE TRUST
                             TOTAL RETURN COMPARISON



                  UTILITY INCOME   GROWTH FUND  EMERGING GROWTH    S&P 500
                      INCOME                         FUND

     10/6/92          $10,000        $10,000        $10,000        $10,000
     6/30/93          $10,998        $10,634        $11,335        $11,297
     6/30/94           $8,999        $11,058        $10,506        $11,456
     6/30/95          $10,495        $14,668        $15,098        $14,443
     6/30/96          $12,657        $17,904        $17,266        $18,213





            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                            CAPPIELLO-RUSHMORE TRUST
                          AVERAGE ANNUAL TOTAL RETURN
                           Period Ended June 30, 1996

                                                               Since Inception
                                                 One Year         10/6/92
                                                 --------      --------------

Cappiello-Rushmore Utility Income Fund            20.60%            6.51%
Cappiello-Rushmore Growth Fund                    22.06%           16.88%
Cappiello-Rushmore Emerging Growth Fund           14.36%           15.84%

MANAGEMENT'S DISCUSSION OF
FUND PERFORMANCE


CAPPIELLO-RUSHMORE UTILITY INCOME FUND

The Utility Income Fund portfolio is concentrated in electric utilities with greater than average dividend yields in order to maximize shareholder income.
We are pleased to report that the Fund's total return (income plus appreciation) was up more than 20% for the year ended June 30, 1996. Our exposure to the telephone sector has increased, while our exposure to electric and gas utilities has declined.

Forthcoming competition in all sectors of the utility industry has prompted utility management to prepare for a more competitive future. Consolidation is inevitable, leading to significant savings and subsequent stock appreciation. The recent announcement by SBC Communications to purchase Pacific Telesis is indicative of this forthcoming takeover trend.

CAPPIELLO-RUSHMORE GROWTH FUND

The Growth Fund maintained its larger capitalization focus and enjoyed a return of 22% for the year. Our emphasis remains technology (although less weighted than in 1995), consumer non-durables and "quality" names in energy, financial service as well as sectors such as health care, retailing, and marketing. Health care stocks represented by Shared Medical Systems Corp. and Tenet Healthcare Corp. occupy major positions in the portfolio as we seek to capitalize on the accelerating movement of the U.S. health care system to managed care.

The retailing and marketing business presents a restructuring opportunity. This sector has been plagued by over-capacity for some years. Currently, capacity is being restrained; however, with costs managed more effectively and modest revenue growth, the result has been stronger earnings gains in the case of stocks such as Federated Department Stores, Inc. Other stocks in this area represented in the portfolio are Albertsons, Inc., National Media Corp., and K-Mart Corp.

Among the best performing stocks held in the portfolio as of the end of the year were:

Federated Department Stores, Inc.
      Warrants "C"                            +100%
Reynolds & Reynolds Co.                       + 81%
Shared Medical Systems Corp.                  + 60%
Student Loan Marketing Association            + 58%
Coca-Cola Co.                                 + 53%

CAPPIELLO-RUSHMORE EMERGING GROWTH FUND

The Emerging Growth Fund invests primarily in common stocks of smaller capitalization growth companies (predominantly in the technology, specialty retailing and health care) with above-average growth potential.

The Fund enjoyed another year of double digit growth with a return of 14%. While not comparable to the sterling returns of 1995, the performance is satisfactory considering the frantic declines of high tech stocks during the year. The technology sector, after several years of fast growth, underwent a severe correction of nearly a year. Earlier, we had adopted a more cautious stance toward this group reducing our overweighted positions in micro-chip producers and software manufacturers. However, our decreased exposure to high tech stocks, (software and computer equipment) last Fall was not nearly enough, in retrospect. Nevertheless, the shift to other sectors was significant enough, particularly in the consumer non-durables and health care area, to show some impressive performances. Among the better performing stocks in the portfolio as of June 30, 1996 were:

National Media Corp.                              +88%
KV Pharmaceutical Co., Class A                    +73%
Shared Medical Systems Corp.                      +60%
National Data Corp.                               +48%
Transaction Network Services, Inc.                +34%

Also indicative of shifts in the portfolio during the year were purchases in energy-related stocks. (Reading & Bates Corp. up 97%, Mesa, Inc. up 64%, Nice Systems, Ltd. (ADR) up 90% and Hub Group, Inc. Class A up 46%.)

With our holdings in technology reduced (but still substantial), added to our exposure in consumer non-durables and smaller capitalization companies in sectors such as health care services, retail, and marketing, we believe we are well positioned to take advantage of an evolving, yet highly selective ongoing bull market.

We are optimistic about the Fund's prospects for the next twelve months. Many of our holdings sell at attractive valuations, relative to their growth. While a number of institutional favorite NASDAQ issues, especially in the technology sector, have moved up in price the past few weeks, the large majority of stocks are still closer to their yearly lows than their highs.

Our expectations for the next twelve months include an economy growing at a rate between 2 1/2 and 3% measured in terms of Gross Domestic Product. Part of the growth is based on a optimistic view of consumer spending behavior.
Historically consumer spending patterns are move determined by changes in income than any other factor, and income continues to rise. We also see improvement in the manufacturing sector. While capital spending will not grow at 1995 rates, the better-than-expected improvement in second quarter profits indicates that cash flow remains healthy, which means investment in plant and equipment will increase. Finally, the economies of our major trading partners are either beginning to recover, like Japan and Canada; or bottoming out, as in Mexico and Europe. Consequently, a better trade balance should also be part of the growth picture.

With interest rates over the next few months only modestly higher than current levels and inflation pretty much in check, the U.S. equity market continues to represent a positive environment. Accordingly, despite the recent volatile market, your Funds continue to be managed with an essentially long term view, based on opportunities for exceptional corporate development and growth.


INVESTMENT OBJECTIVES

The Trust is a no-load, open-end non-diversified management investment company. The Trust consists of four Funds, each with a different investment objective. This Prospectus sets forth the investment objectives of the Growth Fund, the Emerging Growth Fund, and the Utility Income Fund.

     - The Growth Fund has an investment objective of capital appreciation through investment in a professionally managed portfolio of common stocks, convertible securities, and warrants to purchase common stock. Any income received on equity investments will not be significant to the Growth Fund's objective of capital appreciation.

     - The Emerging Growth Fund has an investment objective of capital appreciation through investment in a professionally managed portfolio consisting primarily of common stocks, securities convertible into common stocks, and warrants to purchase common stock of companies having a market capitalization of approximately $750,000,000 or less and with investment characteristics such as participation in expanding markets, increasing return on investment, increasing unit sales volume, and growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500 Index ("emerging growth companies"). Generally, the minimum capitalization of companies in which the Fund will invest will be $100,000,000, although the Fund may invest in companies with less than $100,000,000 in capitalization where the investment adviser believes an investment in a smaller company presents an attractive opportunity. At least 65% of the Fund's total assets will be invested in such emerging growth companies.

          Up to 25% of the Fund's assets may be invested in equity securities of larger-capitalized companies. Also, up to 35% of the Fund's assets may be invested in investment grade corporate-debt securities and preferred stocks. These may or may not be securities of emerging growth companies.

          Should any individual bond held by the Fund fall below a rating of BBB by Standard & Poor's or Baa by Moody's, the investment adviser will dispose of such bond as soon as reasonably practicable in light of then existing market and tax considerations.

          - The Utility Income Fund has an investment objective of providing current income with an opportunity for capital appreciation. The Utility Income Fund intends to concentrate in the public utility industry. Under normal circumstances, at least 65% of the Fund's total assets will be invested in securities of public utility companies. The Utility Income Fund will have substantial investment in the gas and electric public utilities industries which have certain characteristics and risks of which investors should be aware. Such characteristics include: the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases; the difficulty of financing large construction programs during inflationary periods; restrictions on operations and increased costs and delays attributable to environmental considerations; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for resale; risks associated with construction and operation of nuclear power plants and general effects of energy conservation.

There is no assurance that any Fund will achieve its stated objective.

These objectives are fundamental and cannot be changed without the approval of a majority of a Fund's shareholders.

INVESTMENT POLICIES

The Funds invest primarily in common stocks. The Growth Fund and Emerging Growth Fund will invest in securities which the investment adviser believes offer favorable prospects for capital growth. Current income will not be a significant consideration. The Utility Income Fund will invest in securities of companies engaged in the public utilities industry that in the opinion of the investment adviser offer above average potential for growth in earnings and dividends. "Public Utility Industry" includes the manufacture, production, generation, transmission and sale of natural gas, electricity or water. The term also includes issuers engaged in the communications field including entities such as telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public benefit, but not those in public broadcasting. Although each Fund intends to invest primarily in common stocks, they may also invest in securities convertible into common stocks (including corporate notes, bonds and preferred stocks) when, in the opinion of the investment adviser, such convertible securities may be purchased at prices favorable relative to the common stock itself. The Funds may also enter into repurchase agreements and may lend portfolio securities.

Public utility companies generally carry a higher level of debt than companies in other industries. As a result, interest expense is a significant factor in determining the profitability of such companies, resulting in the prices of their securities being more sensitive to changes in interest rates than to other economic factors. In addition, because these companies operate as government sponsored monopolies, their earnings are relatively stable, although they are also impacted by the general level of economic activity in their service areas. For these reasons, public utility company securities tend to be less volatile than other securities and may offer less potential for capital appreciation than other companies, at least in the short term.

The investment adviser believes that the characteristics of convertible securities make them suitable investments for an investment company seeking capital appreciation. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature.

In selecting convertible securities for the Funds, the following factors will be considered by the investment adviser: (1) the investment adviser's own evaluation of the basic underlying value of the assets and business of the issuers of the securities; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying common stocks; (4) the prices of the securities relative to the underlying common stocks; (5) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (6) the existence of any anti-dilution protections of the security; (7) the diversification of the Fund's portfolio as to issuers; and (8) a rating of BBB or higher by Standard & Poor's or Baa by Moody's.

The Funds may from time to time for temporary defensive purposes invest in high grade, short-term corporate debt instruments, short-term U.S. Treasury or agency securities or money market investment companies. Such investment will be made when, in the opinion of the investment adviser, the outlook for the equity market is unfavorable and/or suitable equity securities are not available, or to provide short-term liquidity.

All policies of the Funds not specified as fundamental are not fundamental and may be changed by the Board of Trustees without shareholder approval.

IMPLEMENTATION OF POLICIES

Each of the Funds utilizes a number of investment practices and techniques in an effort to achieve its investment objective.

FOREIGN SECURITIES

Each of the Funds may invest up to 20% of its total assets in securities of foreign issuers which are traded on a recognized U.S. securities exchange or in dollar denominated American Depository Receipts ("ADRs"). Investment in foreign securities involves certain risks including those resulting from fluctuations in foreign exchange rates (although the Funds will only purchase dollar denominated securities and will not be required to make foreign currency translations in valuing the securities holdings), future political and economic developments or other foreign governmental laws or restrictions and reduced availability of public information concerning issuers, and the lack of comparability of regulatory practices and requirements applicable to domestic issuers. In addition, securities of some foreign issuers may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

OPTION TRANSACTIONS

The Growth Fund and the Utility Income Fund may write (sell) covered call options and secured put options on optionable securities from time to time on such portion of its portfolio, without limit, as the investment adviser determines is appropriate in seeking to achieve the Fund's investment objective. The Emerging Growth Fund will not engage in option transactions. By writing a call option, the Funds become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By writing a put option the Funds may become obligated during the term of the option to purchase the securities underlying the option at the exercise price. A covered call option is one in which the Fund owns the underlying securities. The Funds will be considered secured in respect to put options they write if they maintain on deposit with their custodian bank in a segregated account, liquid high quality debt securities having a value equal to the exercise value of the option.

During the period of a covered call option, the Fund (as writer) has the opportunity for capital appreciation above the exercise price of such option should the market price of the underlying security increase, but it retains the risk of loss should the price of the underlying security decline. As the writer of a covered put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements. A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or broker-dealer) agrees to repurchase it on a specified date in the future at an agreed upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. The Fund's risk is the ability of the seller to pay the agreed-upon price on the delivery date. In the opinion of the investment adviser, the risk is minimal because the security purchased constitutes security for the repurchase obligation, and repurchase agreements can be considered as loans collateralized by the security purchased. However, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Trust's investment adviser has established procedures to evaluate the credit-worthiness of the other parties to repurchase agreements.


No Fund will invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

LENDING PORTFOLIO SECURITIES

Each of the Funds may lend its investment securities to qualified institutional investors for the purpose of realizing additional income. Loans of securities by a Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. government or its agencies. The collateral will equal at least 102% of the current market value, marked to market daily.

SHORT SALES

The Funds may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling short against the box").

The Fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

BORROWING MONEY

Each Fund may borrow money from a bank but only for temporary or emergency purposes up to a limit of 5% of its total assets. A Fund would borrow money only to meet redemption requests prior to the settlement of securities already sold.

PORTFOLIO TURNOVER

Although each of the Funds generally seeks to invest for the long term, they retain the right to sell securities regardless of how long they have been held. The investment adviser expects the portfolio turnover of each of the Funds will not exceed 75%.

INVESTMENT RISKS

As mutual funds investing primarily in common stocks, the Funds are subject to market risk -- i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Growth stocks, which are the Growth Fund's primary investment, are likely to be even more volatile than the stock market as a whole. Among the reasons for this volatility is small or negligible dividends generally paid by such companies and the greater business uncertainty associated with rapidly growing firms. In addition to their potentially greater volatility, growth stocks may fluctuate independently of the broad stock market. As a result, investors in the Growth Fund may experience greater price fluctuations in their investment than experienced by the stock market in general and such fluctuations may be independent of movements in the broad stock market.

Certain securities which may be held by the Emerging Growth Fund may be closely held with only a small proportion of their outstanding securities owned by the general public. Such securities may have limited trading markets and may be subject to wide price fluctuations. The Fund may invest in companies that have relatively small revenues, low market share or a limited market for their products or services. In addition, they may lack depth of management talent. As a result of these and other factors, such emerging growth companies could suffer substantial losses which could cause the net asset value of the Fund to fluctuate significantly. Consequently, the Emerging Growth Fund should not be considered by investors where safety of capital is a major concern, or where such investors are unable or unwilling to assume the risk of loss.

The Utility Income Fund invests in the securities of companies that have certain unique characteristics of which potential investors should be aware. These characteristics may include: potentially hostile regulatory commissions which may create difficulty in obtaining adequate returns on invested capital; difficulty or high cost of obtaining financing for construction programs during inflationary periods; increased costs, delays and restrictions on operations due to environmental regulations; risks associated with the contraction and operation of nuclear power plants, and the effects of energy conservation.

Each Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940. However, each Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets (a diversified investment company would be so limited with respect to 75% of such market value) be invested in cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of Fund's total assets and 10% of the outstanding voting securities of any one issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Because a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, primarily within the same industry or economic sector, a Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

The Trust receives investment advisory services from McCullough, Andrews & Cappiello, Inc. ("MAC"), whose principal location is 101 California Street, Suite 4250, San Francisco, California 94111 and who has an office at Greenspring Station, Suite 250, 10751 Falls Road, Lutherville, Maryland 21093. Pursuant to the investment advisory contract between the Trust and MAC, the Growth Fund and the Emerging Growth Fund pay MAC an investment advisory fee at an annual rate of 0.50% of the net assets of each Fund. The Utility Income Fund pays MAC at an annual rate of 0.35% of the net assets of the Fund. MAC manages the investment and reinvestment of the assets of each Fund in accordance with its investment objective, policies and limitations, subject to the general supervision and control of the Trust's officers and Board of Trustees. MAC bears all costs associated with providing these services. The three principals of MAC collectively provide portfolio management.

MAC is owned by its three principals: Robert F. McCullough, C.P.A., David H. Andrews, C.F.A. and Frank A. Cappiello. In addition to providing investment advisory services to the Trust, MAC manages investment portfolios for employee retirement plans, charitable foundations, endowments, taxable corporations and individuals.

Robert F. McCullough, C.P.A., is Chairman of MAC. He is a graduate of Santa Clara University and has been a Certified Public Accountant with a major public accounting firm, principal of a stock brokerage firm and portfolio manager for one of the Franklin Funds. He is past President of the Board of Regents of Santa Clara University and is also a past President of the University's Alumni Association. He has served as a board member and officer of numerous charitable institutions. He is a member of the American Institute of C.P.A.s and the California Society of C.P.A.s.

David H. Andrews, C.F.A., is Vice Chairman of MAC. He has been a research analyst at investment institutions, head of regional research for a major stock brokerage firm and portfolio manager for a mutual fund. He is a Chartered Financial Analyst (C.F.A.) and past President of the Security Analysts of San Francisco. He is a graduate of Harvard University and Stanford University's Graduate School of Business.

Frank A. Cappiello has been President of MAC since September 1983 and is Chairman of the Board of Trustees of the Trust. Mr. Cappiello has been involved in the securities business for more than twenty-five years. He has been manager of institutional research for a major stock brokerage firm and Financial Vice President of an insurance holding company with responsibility for managing assets of more than $700 million. In 1981 - 1982, he was Chairman of the Financial Analysts Federation, with more than 15,000 security analysts members in the United States and Canada.

Mr. Cappiello is currently a Member of the Advisory Investment Council that oversees the Maryland State Retirement System Fund. He also regularly appears in the television program "Wall Street Week in Review with Louis Rukeyser" and is author of three books "Finding the Next Superstock," "From Main Street to Wall Street" and "The Complete Guide to Closed End Funds." Mr. Cappiello is a graduate of the University of Notre Dame and Harvard University's Graduate School of Business Administration. He is currently Adjunct Visiting Professor of Finance at Loyola College in Baltimore.


Investment decisions made on behalf of the Funds by MAC are made by committee. No one employee of MAC is primarily responsible for making investment recommendations to the committee. Certain officers and trustees of the Trust are affiliated with MAC.


ADMINISTRATIVE SERVICES


The Trust has contracted with Money Management Associates ("Administrator"), 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418, to provide administrative services to the Trust. Under the administrative services agreement with the Administrator, the Trust pays a fee at the annual rate of 1.00% of the daily net assets of the Growth and Emerging Growth Funds, and 0.70% of the daily net assets of the Utility Income Fund. Except for the investment advisory fee and any extraordinary legal expenses or interest expenses, there are no additional expenses to the Funds. Certain officers and trustees of the Trust are affiliated with the Administrator.

Certain of these administrative services are provided by Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Administrator, under a subcontractual agreement with the Administrator. These services include transfer agency functions, dividend disbursing and other shareholder services and custody of the Trust's assets. As custodian, RTS holds the portfolio securities of each Fund and keeps all necessary related accounts and records.


PERFORMANCE DATA

From time to time, each Fund may advertise its yield which reflects the rate of income the applicable Fund earns on its investments as a percentage of its price per share. All yield figures are based on historical earnings and are not intended to indicate future performance. Each Fund's yield is computed by dividing the interest and dividend income it earned on its investments for a 30-day period, less expenses, by the average number of shares outstanding during the period. The figure is expressed as an annualized percentage rate based on the Fund's net asset value at the end of the 30-day period.

The Funds may also from time to time include total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return is calculated from two factors: the amount of dividends earned by each share and by the increase or decrease in value of the Fund's share price.

In addition to the foregoing, each Fund may advertise its total return over different periods of time by means of aggregate, year-by-year, or other types of total return figures. For more information concerning the calculation of performance data, see "Calculation of Return Quotations" in the Statement of Additional Information.

Performance information for the Funds contained in reports and promotional literature may be compared to various unmanaged indices, including the S&P 500 Index, the Dow Jones Industrial Average or the Dow Jones Utility Average. Such unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for operating costs and expenses. The indices used for performance comparison will be available in general financial publications. In addition, a Fund's total return may be compared to the performance of other mutual funds as published by such organizations as Morningstar, Lipper Analytical Services, Inc. and CDA Investment Technologies, Inc., among others.

HOW TO INVEST IN THE TRUST

The minimum initial investment is $2,500 which may be divided among the separate Funds with a minimum investment of $500 in any one Fund. Retirement accounts may be opened with a $500 minimum investment. Redemptions which bring the account balance below $500 may result in the imposition of the low balance account fee (see "Low Balance Account Fee"). The fee is not imposed on tax-deferred retirement accounts. The shares of the Funds are offered at the daily public offering price which is the net asset value per share (see "Net Asset Value") next computed after receipt of your order. There is no minimum amount for subsequent investments.

Investments in the Funds can be made directly with the Trust or through securities dealers who have the responsibility to transmit orders promptly and may charge a processing fee.

The Administrator pays for the distribution of the Funds' shares.

THE FUND RESERVES THE RIGHT TO REJECT ANY PURCHASE ORDER. ALL ACCOUNTS WILL BE HELD IN BOOK-ENTRY FORM. NO CERTIFICATES FOR SHARES WILL BE ISSUED.



BY MAIL: Complete an application and make a check payable to "Cappiello-Rushmore Trust." Mail the check along with the application, to:


     Cappiello-Rushmore Trust
     4922 Fairmont Avenue
     Bethesda, Maryland  20814

Purchases by check will normally be credited to an account within one business day after receipt of payment. Foreign checks will not be accepted. Be certain to specify the allocation of your purchase among the Funds.

BY BANK WIRE:  Request a wire transfer to:

     Rushmore Trust and Savings, FSB
     Bethesda, Maryland
     Routing Number 0550-71084
     For Account of Cappiello-Rushmore Trust
     Account Number 029385770

AFTER INSTRUCTING YOUR BANK TO TRANSFER MONEY BY WIRE, YOU MUST TELEPHONE THE FUND AT (800) 343-3355 OR (301) 657-1500 BETWEEN 8:30 A.M. AND 4:00 P.M.,
EASTERN TIME AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. IF THE PURCHASE IS CANCELED BECAUSE YOUR WIRE TRANSFER IS NOT RECEIVED, YOU MAY BE LIABLE FOR ANY LOSS THE FUND MAY INCUR.

Purchase orders which do not specify the Fund in which an investment is to be made will be invested in the Utility Income Fund.

 HOW TO REDEEM AN INVESTMENT
(WITHDRAWALS)

On any day the Trust is open for business, an investor may withdraw all or any portion of his investment by redeeming shares at the next determined net asset value per share after receipt of the order by writing the Trust or by telephoning (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M.,
Eastern time. Telephone redemption privileges may be terminated or modified by the Trust upon 60 days notice to all shareholders of the Fund. TELEPHONE REDEMPTION REQUESTS CANNOT BE ACCEPTED AFTER 4:00 P.M. EASTERN TIME. The privilege to initiate redemption transactions by telephone will be made available to Fund shareholders automatically.

Telephone redemptions will only be sent to the address of record or to bank accounts specified in the account application. When acting on instructions believed to be genuine, the Fund will not be liable for any loss resulting from a fraudulent telephone redemption request and the investor would bear the risk of any such loss.

The Fund will employ reasonable procedures to confirm that redemption instructions communicated by telephone are genuine; and, if the Fund does not employ such procedures, then the Fund may be liable for any losses due to unauthorized or fraudulent instructions. The Fund follows specific procedures for transactions initiated by telephone, including among others, requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone transactions.

The proceeds of redemptions will be sent directly to the investor's address of record. If the investor requests payment of redemptions to a third party or to a location other than his address of record listed on the account application, the request must be in writing and the investor's signature must be guaranteed by an eligible institution. Eligible institutions generally include banking institutions, securities exchanges, associations, agencies, or broker/dealers, and "STAMP" program participants. There are no fees charged for redemptions.

The Fund will redeem its shares at a redemption price equal to their net asset value as next computed following the receipt of a request for redemption. Payment for the redemption price will be made within seven days after the Fund's receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed for up to ten business days from the purchase date or until the check clears, whichever occurs first. This delay is necessary to assure the Fund that investments made by checks are good funds. The proceeds of the redemption will be forwarded promptly upon confirmation of receipt of good funds.

The right of redemption may also be suspended, or the date of payment postponed,
(a) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings); or (b) when trading on the Exchange is restricted, or an emergency exists, as determined by the Securities and Exchange Commission ("Commission"), so that disposal of the Fund's investments for determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors. Investors should also be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail.
EXCHANGES

The Trust is composed of four separate Funds. Investors may invest in one or more of the Funds, and may exchange shares in one Fund for shares of another Fund at their relative net asset values. The Fund's shares may be exchanged, without cost, for shares of Fund for Government Investors, Fund for Tax-Free Investors, Inc., The Rushmore Fund, Inc. or American Gas Index Fund, Inc. Exchanges may be made by telephone or letter. Written requests should be sent to Cappiello-Rushmore Trust, 4922 Fairmont Avenue, Bethesda, Maryland 20814 and be signed by the record owner or owners. Telephone exchange requests may be made by calling the Fund at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M., Eastern time. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. To implement an exchange, shareholders should provide the following information: account registration including address and number, taxpayer identification number, number, percentage or dollar value of shares to be redeemed, name and account number of the Fund to which the investment is to be transferred. Exchanges may be made only if they are between identically registered accounts. The exchange privilege is available only in states where the exchange may legally be made.

Telephone exchange privileges may be terminated or modified by the Trust upon 60 days notice to all shareholders of the Funds.


TRANSACTION CHARGES


In addition to charges described elsewhere in this Prospectus, a charge of $5 per month may be imposed on any account whose average daily balance for the month falls below $500 due to redemptions. The fee will continue to be imposed during months when the account balance remains below $500. The fee will be imposed on the last business day of the month. This fee will be paid to the Administrator.

The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Act.

TAX-SHELTERED RETIREMENT PLANS

Tax-sheltered retirement plans of the following types will be available to investors:

Individual Retirement Accounts (IRAs)
Defined Contribution Plans
   (Profit-Sharing Plans)
Defined Contribution Plans
   (Money Purchase Plans)
Section 401(k) Plans
Section 403(b) Plans

Additional information regarding these accounts may be obtained by contacting the Trust.

DISTRIBUTIONS

All dividends and capital gain distributions of each Fund will be reinvested in additional shares of such Fund (including fractional shares where necessary) at net asset value, unless you elect on your application form or in writing, not less than five full business days prior to the record date for a particular dividend or distribution, to receive such dividend or distribution in cash. If you elect to receive distributions in cash, your election will be effective until you give other written instructions to the applicable Fund for a change of elections five days prior to such change.

The Growth Fund and the Emerging Growth Fund intend to distribute all of their net investment income annually in December. Net capital gains are intended to be distributed annually in December.

The Utility Income Fund intends to distribute substantially all of its net investment income quarterly and all of its net capital gains annually in December.

The timing and amount of all dividends and distributions are subject to the discretion of the Board of Trustees.

NET ASSET VALUE

The price of a Fund's shares on any given day is its net asset value ("NAV"). For any given day, this figure is computed by dividing the total market value of the Fund's investments and other assets on that day, less any liabilities, by the number of Fund shares outstanding. The net asset value per share of the Fund is determined at 4:00 P.M. Eastern time on each day the New York Stock Exchange is open for trading. The Fund's net asset value will fluctuate and Fund shares are not insured against reduction in NAV.

The Fund values its portfolio securities based on their market value. Each security held by the Fund, which is listed on a securities exchange and for which market quotations are available, is valued at the last quoted sale price for a given day, or if a sale is not reported for that date, at the mean between the most recent quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the closing sales prices. The value of assets for which no quotations are readily available (including any restricted securities) are valued at fair value as determined in good faith by RTS, as custodian, pursuant to Board of Trustees guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.

TAXES

Each Fund will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. If a Fund qualifies as a RIC, such Fund will not be liable for Federal income taxes to the extent its earnings are distributed within the time periods specified in the Code. To qualify as a RIC under the Code, a Fund must satisfy certain requirements, including the requirement that the Fund receive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to such Fund's investments in stock, securities, and foreign currencies (the "90% Test"), and that the Fund derive less than 30% of such Fund's gross income from the sale or other disposition of any of the following instruments which was held less than three months (the "30% Test"): (i) stock or securities; (ii) options, futures, or forward contracts; or (iii) foreign currencies (or options, futures, or forward contracts on such foreign currencies). Provided that the Fund (i) is a RIC and (ii) distributes at least 90% of its net investment income (including, for this purpose, net realized short-term capital gains), the Fund will not be liable for Federal income taxes to the extent the Fund's net investment income and the Fund's net realized long- and short-term capital gains, if any, are distributed to the shareholders of the Fund. To avoid an excise tax on its undistributed income, each Fund must generally distribute at least 98% of its income, including its net long-term capital gains.

The larger the volume of redemptions or exchanges of a Fund's shares the more difficult it will be for the Fund to satisfy the 30% Test. To minimize the risk of failing the 30% Test, each Fund intends to satisfy obligations in connection with redemptions and exchanges first by using available cash or borrowing facilities and by selling securities that have been held for at least three months or as to which there will be a loss or the smallest gain. If a Fund also must sell securities that have been held for less than three months, then, to the extent possible, the Fund will seek to conduct such sales in a manner that will allow such sales to qualify for a special provision in the Code that excludes from the 30% Test any gains resulting from sales made as a result of "abnormal redemptions." Notwithstanding these actions, there can be no assurance that the Fund will be able to satisfy the 30% Test. For additional information concerning this special Code provision, see "Taxes" in the Statement of Additional Information.

Dividends paid by a Fund are taxable to shareholders whether such dividends and distributions are reinvested in shares of the Fund or are received in cash. Under current law, dividends derived from interest and dividends received by the Fund, together with distributions of any short-term capital gains, are taxable to individual shareholders as ordinary income at Federal income tax rates of up to 39.6%.

Under current law, distributions of net long-term gains, if any, realized by a Fund and designated as capital gains distributions will be taxed to shareholders as long-term capital gains regardless of the length of time the shares have been held. Currently, long-term capital gains of individual investors are taxed at a maximum rate of 28%. Statements as to the Federal tax status of shareholders' dividends and distributions will be mailed annually. Shareholders should consult their tax advisers concerning the tax status of the Fund's dividends in their own states and localities.

Ordinary dividends paid to corporate or individual residents of foreign countries are generally subject to a 30% withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign country where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will be required to provide the Fund with supporting documentation in order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.

SHAREHOLDERS ARE REQUIRED BY LAW TO CERTIFY THAT THEIR TAX IDENTIFICATION NUMBER IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACK-UP WITHHOLDING. IN THE ABSENCE OF THIS CERTIFICATION, A FUND IS REQUIRED TO WITHHOLD TAXES AT THE RATE OF 31% ON DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND REDEMPTIONS. SHAREHOLDERS WHO ARE NON-RESIDENT ALIENS MAY BE SUBJECT TO A WITHHOLDING TAX ON DIVIDENDS EARNED.

ORGANIZATION OF THE TRUST

The Trust was organized as a business trust under the laws of Delaware on March 12, 1992 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or funds. While only shares of four Funds are presently being offered, the Board of Trustees may authorize the issuance of shares of additional funds if deemed desirable. Shares of all Funds have equal noncumulative voting rights as to dividends, assets and liquidation of such Fund. Under Delaware law, the debts or other obligations that exist with respect to a particular Fund of the Trust are enforceable against the assets of such Fund only and not against the assets of the Trust generally.

The Trust is not required to hold annual shareholders' meetings. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing trustees, changing fundamental policies or approving an investment advisory contract. Shareholders will vote by Fund and not in the aggregate except when voting in the aggregate is permitted under the Investment Company Act of 1940, such as for the election of Trustees. Matters that affect only one Fund may include changing the Fund's fundamental investment policies or changing the investment advisory contract as the contract relates to that Fund.

A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees.

                                    CONTENTS

                                                                            PAGE


Fee Table. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . .
Management's Discussion of
  Fund Performance . . . . . . . . . . . . . . . . . . . . . . . . .
Investment Objectives. . . . . . . . . . . . . . . . . . . . . . . .
Investment Policies. . . . . . . . . . . . . . . . . . . . . . . . .
Implementation of Policies . . . . . . . . . . . . . . . . . . . . .
Investment Risks . . . . . . . . . . . . . . . . . . . . . . . . . .
Management of the Trust. . . . . . . . . . . . . . . . . . . . . . .
Performance Data . . . . . . . . . . . . . . . . . . . . . . . . . .
How to Invest in the Trust . . . . . . . . . . . . . . . . . . . . . .
How to Redeem an Investment
  (Withdrawals). . . . . . . . . . . . . . . . . . . . . . . . . . . .
Exchanges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Transaction Charges. . . . . . . . . . . . . . . . . . . . . . . . .
Tax-Sheltered Retirement Plans . . . . . . . . . . . . . . . . . . .
Distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Organization of the Trust. . . . . . . . . . . . . . . . . . . . . . .

[ART]
CAPPIELLO
RUSHMORE FUNDS


PROSPECTUS


Utility Income Fund
Growth Fund
Emerging Growth Fund



November 1, 1996

--------------------------------------------------------------------------------

                            CAPPIELLO-RUSHMORE TRUST
                                    GOLD FUND
                              4922 Fairmont Avenue
                            Bethesda, Maryland  20814
                         (800) 343-3355   (301) 657-1500

The Cappiello-Rushmore Trust (the "Trust") is a no-load, open-end, non-diversified, management investment company consisting of four separate funds: the Gold Fund, the Growth Fund, the Emerging Growth Fund, and the Utility Income Fund. This Prospectus sets forth concisely the information you should know about the Trust and the Gold Fund (the "Fund"). The investment objective of the Fund is to provide capital appreciation. The Fund seeks to attain capital appreciation by investing primarily in (i) the equity securities of companies principally engaged in the mining, exploration, fabrication, processing, marketing, and distribution of or dealing or investing in gold and operating companies principally engaged in financing, managing, controlling, or operating companies engaged in these activities, and (ii) gold bullion and coins. The Fund also may invest in (i) the equity securities of companies principally engaged in the foregoing activities with respect to silver, platinum, and other precious metals and in diamonds and other precious minerals, and (ii) silver or other precious metal bullion and coins. Although current income may be realized, it is not an investment objective of the Fund.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

ADDITIONAL INFORMATION


Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the information an investor should know before investing in the Fund. A Statement of Additional Information dated November 1, 1996, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the statement may be obtained, without charge, by writing or telephoning the Trust.

The date of this Prospectus is November 1, 1996.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                    FEE TABLE

The following table illustrates all expenses and fees that a shareholder of the Fund will incur:


          SHAREHOLDER TRANSACTION EXPENSES

          Sales Load Imposed on Purchases                        None
          Sales Load Imposed on Reinvested Dividends             None
          Deferred Sales Load                                    None
          Redemption Fees                                        None
          Exchange Fees                                          None
          Monthly Account Fee (accounts under $500)              $5.00

          ANNUAL FUND OPERATING EXPENSES
            (as a percentage of average net assets)

          Management Fees                                        0.70%
          12b-1 Fees                                             None
          Other Expenses                                         1.00%
                                                                 -----
            Total Fund Operating Expenses                        1.70%
                                                                 -----


EXAMPLE:

Assuming a hypothetical investment of $1,000, a five-percent annual return, and redemption at the end of each time period, an investor in the Fund would pay transaction and operating expenses at the end of each year as follows:

                    1 year         3 years        5 years        10 years
                    ------         -------        -------        --------
                      $17            $54            $92            $201


The same level of expenses would be incurred if the investment were held throughout the period indicated.

The preceding table is provided to assist the investor in understanding the various costs and expenses that the investor will incur directly or indirectly. The five-percent assumed annual return is for comparison purposes only. THE ACTUAL RETURN MAY BE MORE OR LESS DEPENDING ON MARKET CONDITIONS. THE ACTUAL EXPENSES AN INVESTOR INCURS WILL DEPEND ON THE AMOUNT INVESTED AND ON THE ACTUAL GROWTH RATE OF THE FUND. For further information regarding management fees, see "Management of the Trust" in this Prospectus and in the Statement of Additional Information.

                            CAPPIELLO-RUSHMORE TRUST
                              FINANCIAL HIGHLIGHTS
                                     Audited


                                    GOLD FUND


                                                                                        For the Year              For the Period
                                                                                       Ended June 30,             Ended June 30,
                                                                                  -----------------------         --------------
                                                                                      1996           1995               1994*

PER SHARE OPERATING PERFORMANCE:
  Net Asset Value--Beginning of Year . . . . . . . . . . . . . . . . . . .        $   9.89        $  9.52             $ 10.00
                                                                                  --------        -------             -------
  Income from Investment Operations:
    Net Investment Loss. . . . . . . . . . . . . . . . . . . . . . . . . .          (0.060)        (0.047)             (0.008)
    Net Realized and Unrealized Gains
      (Losses) on Securities . . . . . . . . . . . . . . . . . . . . . . .           0.100          0.417              (0.472)
                                                                                  --------        -------             -------
      Total from Investment Operations . . . . . . . . . . . . . . . . . .           0.040          0.370              (0.480)
                                                                                  --------        -------             -------

  Distributions to Shareholders:
    From Net Investment Income . . . . . . . . . . . . . . . . . . . . . .              --             --                  --
    From Net Realized Capital Gains. . . . . . . . . . . . . . . . . . . .              --             --                  --
                                                                                  --------        -------             -------
      Total Distributions to Shareholders. . . . . . . . . . . . . . . . .              --             --                  --
                                                                                  --------        -------             -------
  Net Increase (Decrease) in Net Asset Value . . . . . . . . . . . . . . .            0.04           0.37               (0.48)
                                                                                  --------        -------             -------
  Net Asset Value--End of Year . . . . . . . . . . . . . . . . . . . . . .         $  9.93        $  9.89             $  9.52
                                                                                  --------        -------             -------
                                                                                  --------        -------             -------

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . .            0.40%          3.89%              (4.80)%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1.70%          1.70%               1.68%(B)
  Net Investment Loss. . . . . . . . . . . . . . . . . . . . . . . . . . .           (0.59)%        (0.51)%             (0.25)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate. . . . . . . . . . . . . . . . . . . . . . . . .           59.06%         51.23%              22.85%
  Net Assets at End of Year (000s omitted) . . . . . . . . . . . . . . . .          $6,122         $6,796              $6,395
  Number of Shares Outstanding at End of
    Year (000s omitted). . . . . . . . . . . . . . . . . . . . . . . . . .             616            687                 672



(A)  TOTAL INVESTMENT RETURN FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
     ANNUALIZED.
(B)  ANNUALIZED.


* COMMENCEMENT OF OPERATIONS MARCH 7, 1994

THE AUDITORS' REPORT IS INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT. THE AUDITORS' REPORT AND FURTHER INFORMATION ABOUT THE PERFORMANCE OF THE FUND ARE CONTAINED IN THE ANNUAL REPORT TO SHAREHOLDERS WHICH MAY BE OBTAINED WITHOUT CHARGE BY CALLING OR WRITING THE FUND.

                            CAPPIELLO-RUSHMORE TRUST
                             TOTAL RETURN COMPARISON


                GOLD FUND            S&P 500          PHILADELPHIA EXCHANGE
                                                     GOLD & SILVER INDEX (XAU)

3/07/94          $10,000             $10,000                  $10,000
6/30/94           $9,520              $9,605                   $9,560
6/30/95           $9,890             $12,109                   $9,970
6/30/96           $9,930             $15,269                  $10,266


            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



                            CAPPIELLO-RUSHMORE TRUST
                           AVERAGE ANNUAL TOTAL RETURN
                            Year Ended June 30, 1996

                                                          Since Inception
                                         One Year             3/7/94
                                         --------         ---------------

Cappiello-Rushmore Gold Fund               0.40%              -0.30%

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


The Gold Fund's principal investment objective is to achieve capital appreciation by investing in equity securities of companies engaged in gold and other precious metals production throughout the world. The Fund's performance of +0.40% for the year, while disappointing, is reflective of the flat price of the metal, itself. Gold continues to be a hedge against loss of purchasing power through inflation or devaluation of the dollar as well as an insurance policy against disasters, both financial, diplomatic and political. The demand for gold and other precious metals is expected to be positive over the next twelve months and should be translated into higher prices for mining company stocks. Our investment philosophy continues to center on those companies who have the capacity to increase their profitability per ounce of gold production and to expand the amount of gold produced.


INVESTMENT OBJECTIVE AND POLICIES


The Cappiello-Rushmore Trust is a no-load, open-end non-diversified management investment company consisting of four separate funds. The Trust's Gold Fund has an investment objective of capital appreciation. At least 65% of the total assets of the Fund are normally invested in (i) the equity securities of companies principally engaged in the mining, exploration, fabrication, processing, marketing, and distribution of or dealing or investing in gold and operating companies principally engaged in financing, managing, controlling, or operating companies engaged in these activities, and (ii) gold bullion and coins. The Fund also may invest in (i) the equity securities of companies principally engaged in the foregoing activities with respect to silver, platinum, and other precious metals and in diamonds and other precious minerals,
and (ii) silver or other precious metal bullion and coins.   Any income received
on equity investments will be incidental to the Fund's objective of capital appreciation.


Equity securities in which the Fund invests include common stocks, securities convertible into common stocks, preferred stocks, and warrants. A company is considered to be principally engaged in metals-related or minerals-related activities if that company derives more than 50% of the company income from such activities or devotes more than 50% of the company's assets to such activities.

The Fund may invest in precious metals futures contracts and options thereupon. Futures contracts and options may be used for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security. The Fund may purchase and sell futures contracts and options on futures contracts only to the extent that obligations underlying such contracts or transactions represent not more than 20% of the Fund's assets.

Bullion and coins are bought from and sold to only domestic and foreign banks, regulated domestic commodities exchanges, exchanges affiliated with a regulated domestic stock exchange, and dealers who are members of, or who are affiliated with members of, a regulated domestic commodities exchange, in accordance with applicable investment laws. Gold, silver, platinum, and palladium bullion are not purchased in any form that is not readily marketable. Coins are not purchased for their numismatic value and are not considered for purchase if such coins cannot be bought or sold in an active market. Any bullion or coins purchased by the Fund are delivered to and stored with a qualified custodian bank in the United States. Bullion and coins do not generate income and offer only the potential for capital appreciation or depreciation, and that, in these transactions, the Fund may encounter higher custody and transaction costs than those normally associated with the ownership of securities, as well as shipping and insurance costs. The Fund may attempt to minimize the costs associated with actual custody of bullion or coins by the use of receipts or certificates representing ownership interests in these precious metals.

The Fund's investment objective and its policy to invest at least 65% of its assets in the equity securities of issuers engaged in gold-related business and gold bullion are fundamental policies and may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. All other investment policies of the Fund not specified as fundamental may be changed by the Board of Trustees of the Trust without approval of the shareholders. Of course, there can be no assurance that the Fund will achieve its stated investment objective.


SPECIALIZED INVESTMENT PRACTICES AND RISKS


Metals-related investments and minerals-related investments are considered speculative and are impacted by a host of world-wide economic, financial, and political factors. Historically, the price of gold and precious metals have been subject to wide price movements caused by political as well as economic factors, and, accordingly, prices of equity securities of companies involved in precious metals-related and minerals-related industries have been volatile. Such fluctuation and volatility may be due to changes in inflation or in expectations regarding inflation in various countries, the availability of supplies of such precious metals and minerals, changes in industrial and commercial demand, metal and mineral sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and governmental restrictions on the private ownership of certain precious metals and minerals. Such price volatility in precious metals and minerals prices will have a similar effect on the Fund's share prices.


INVESTMENT IN FOREIGN SECURITIES

The Fund has no limit on investment in securities of foreign issuers. However, the Fund may not invest more than 20% of its total assets in such securities not traded on a recognized U.S. securities exchange or in dollar denominated American Depository Receipts ("ADR's"). Investing in foreign companies may involve risks not typically associated with investing in United States' companies. There is generally less publicly available information about foreign companies and other issuers comparable to reports and ratings that are published about issuers in the United States. Foreign issuers are also not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States issuers.

Foreign securities markets are generally not as developed or as efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commission on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transaction. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United Sates.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investment in those countries. Moreover, individual foreign economies may differ favorable or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends and interest payable in certain foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S federal income tax purposes for his or her proportionate share of taxes paid by the Fund.

At the present time, there are five major producers of gold bullion. In order of magnitude they are: the Republic of South Africa, the former Union of Soviet Socialist Republics, Canada, the United States, and Australia. Political and economic conditions in these countries may have a direct effect on the mining, distribution, and price of gold and sales of central bank gold holdings.

The successful management of the Fund's portfolio may be more dependent upon the skills and expertise of the Fund's investment adviser than is the case for most mutual funds because of the need to evaluate the factors identified above.




INVESTMENTS IN FUTURES CONTRACTS AND OPTIONS

Precious metals futures contracts are standardized exchange-traded obligations. These contracts give the owner the right to buy or sell precious metals at a future date at a predetermined price. When purchasing or selling a metals futures contract, or an option thereupon, the Fund either maintains with its custodian bank (and marks-to-market on a daily basis) a segregated account consisting of cash, U.S. Government securities, or other liquid high-grade debt securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "covers" its position.

Gold futures contracts trade on the Commodity Exchange, Inc. in New York, the Chicago Board of Trade, the New York Mercantile Exchange, and the Mid America Commodity Exchange. It cannot be guaranteed that a liquid market for such contracts will exist at all times. Metals futures contracts also are subject to other substantial risks and the effectiveness of the Fund's investment activities relating to metals futures depends to a large extent on the ability of the Fund's investment adviser to predict the price movement of the futures selected. Whether the Fund realizes a gain or loss from such activities, and from options and other futures activities, therefore, depends generally upon movement in the level of precious metals prices and the stocks of metals-related issuers and the Fund's investment adviser's ability to predict correctly the direction of these prices, interest rates, and other economic factors. In contrast to a long position, where the Fund's loss from the position cannot exceed the cost of that position, the extent of the Fund's loss from investing in futures transactions is potentially unlimited.

Options on gold and precious metals futures contracts entitle the holder to buy and sell the underlying futures contract at a specific price. Unlike futures contracts, the potential loss of owning an option on a futures contract is limited to the initial purchase price. Although a premium is paid for the option contract, the purchase and sale of such contracts may, at times, be of a more beneficial interest to the Fund than a purchase of a futures contract. Options have a limited life span and are extremely volatile and the potential for loss is great. Options on gold and precious metals futures contracts are traded on the Commodity Exchange, Inc. in New York.

Other risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in the market value of the underlying commodity and the prices of futures contracts and options with the result that futures and options may fail as hedging techniques in cases where the price movements of the securities underlying the futures and options do not follow the price movements of the Fund's portfolio securities subject to a hedge; and (ii) possible lack of a liquid secondary market for a futures position when liquidation of that position is desired with the result that the Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, because of the margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

INDEX OPTIONS TRANSACTIONS

The Fund also may purchase and write put and call options on stock indexes listed on national securities exchange or traded in the over-the-counter market as an investment vehicle for the purposes of realizing the Fund's investment objective or for the purpose of hedging the Fund's portfolio. Transactions will be restricted to those index options which are based on the common stock of metals-related or minerals-related issuers. Currently the only index options based on the common stock of metals-related and minerals-related issuers is traded on the Philadelphia Stock Exchange. A stock index fluctuates with changes in the market value of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of call) or less than (in the case of a put) the exercise price of the option. The amount of cash, if any, that will be received by the option holder will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple.
The writer (seller) of the option is obligated, in return for the premiums received, to make payment to the option holder of this amount.
Index options are subject to risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the index and the risk that there might not be a liquid secondary market for the option. The Fund does not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options or (ii) maintains with its custodian bank (and marks-to-market on a daily basis) a segregated account consisting of cash, U.S. Government securities, or other liquid high-grade debt securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index.

All domestic index option exchanges have established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, the option positions of all investment companies advised by the same investment advisor are combined for purposes of these limits. An exchange may order the liquidation of positions and may impose other sanctions or restrictions. These limitations may restrict the number of listed options which the Fund may buy or sell. The Fund's investment adviser intends to comply with all of these limitations.

The Fund's investment adviser intends to utilize index options as a technique to leverage the Fund's portfolio. If the Fund's investment adviser is correct in its assessment of the future direction of stock prices, the Fund share price will be enhanced. If the Fund's investment adviser has the Fund take a position in options and stock prices move in a direction contrary to the forecast of the Fund's investment adviser, however, the Fund would incur greater loss than the Fund would have incurred without the options position.

OPTIONS ON SECURITIES

In an effort to enhance performance and to hedge the Fund's risk exposure, the Fund may also write (sell) covered call and secured put options with respect to certain of the Fund's portfolio securities, at such time and from time to time, as the Fund's investment adviser shall determine to be appropriate and consistent with the investment objective of the Fund. A covered call option means that the Fund owns the underlying security on which the option is written. By writing a call option, the Fund may became obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. A secured put option means that the Fund has and maintains on deposit with its custodian bank cash or U.S. Government securities having a value equal to the exercise value of the option. By writing a put option, the Fund may become obligated during the term of the option to purchase the securities underlying the option at the exercise price. Options written by the Fund are conducted only on recognized securities exchanges.

The principal reason for writing call option on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the call premium, the call option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer will realize a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but may realize a loss if the price of the underlying security falls because of the put writer's obligation to purchase the underling security from the buyer of the put option at the exercise price at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. In the case of a covered call option, however, any such gain may be wholly or partly offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which usually will exceed the then market value of the underlying security.

The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, although the Fund's investment adviser believes that the writing of covered call options listed on an exchange, where the Fund owns the underlying security, tends to reduce such risks. The option writer forgoes the opportunity to profit from an increase in market price of the underlying security above the exercise price so long as the option remains open.
Securities for the Fund's portfolio will continue to be bought and sold solely on the basis of investment considerations and appropriateness to the fulfillment of the Fund's objectives, without regard to the Fund's policy on writing options.

LENDING PORTFOLIO SECURITIES

The Fund may lend its investment securities to qualified institutional investors for the purpose of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The collateral will equal at least 102% of the current market value, marked-to-market daily.


The Fund will enter into securities lending and repurchase transactions only with parties who meet credit worthiness standards approved by the Trust's Board of Trustees. In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Fund could suffer a loss.


SHORT SALES

The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling short against the box"). The Fund may sell short against the box when the Fund wants to sell the security it owns, but also wishes to defer recognition of gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the "Code").

BORROWING MONEY

The Fund may borrow money from a bank but only for temporary or emergency purposes up to a limit of 5% of the Fund's total assets. The Fund borrows money only to meet redemption requests prior to the settlement of securities already sold.

TEMPORARY DEFENSIVE POSITIONS


For defensive purposes during any period of market weakness or of uncertain market or economic conditions, or for liquidity, the Fund may temporarily invest in securities of the U.S. Government and its agencies and instrumentalities, commercial paper, various bank debt instruments, money market funds, and repurchase agreements. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing obligation, the seller (a bank or broker-dealer) agrees to repurchase the obligation on a specific date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. The Fund's investment in repurchase agreements is subject to the risk that the seller will not be able to pay the agreed-upon price on the delivery date. In the opinion of the Fund's investment adviser, the risk is minimal because the security purchased constitutes security for the repurchase obligation, and repurchase agreements can be considered as loans, collateralized by the security purchased. However, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund's investment adviser has established procedures to evaluate the credit-worthiness of the other parties to repurchase agreements. The Fund will invest no more than 10% of its assets in repurchase agreements maturing in more than seven days.


FUND CLASSIFICATION

The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets (a diversified investment company would be so limited with respect to 75% of such market value) be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of any one issuer, and (ii) not more than 25% of the value of the Fund's total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Because a relatively-high percentage of the Fund's assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in the securities of a limited number of issuers, primarily within the same industry or economic sector, the Fund's portfolio securities may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a diversified investment company.

PORTFOLIO TURNOVER AND EXECUTION

The investment activities by the Fund related to options and futures contracts may result in a considerable amount of securities trading. Brokerage commissions are normally paid on options and common stock transactions. A higher portfolio turnover on transactions involving commissions will lead to higher expenses. It is the policy of the Fund to obtain the best price and execution for all of its security transactions.

Although the Fund generally seeks to invest for the long term, the Fund retains the right to sell securities regardless of how long the securities have been held. The Fund's investment adviser expects that the portfolio turnover of the Fund will not exceed 75% annually.

MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

The Fund receives investment advisory services from McCullough, Andrews & Cappiello, Inc. ("MAC"), whose principal location is 101 California Street, Suite 4250, San Francisco, California 94111, and who has an office at Greenspring Station, Suite 250, 10751 Falls Road, Lutherville, Maryland 21093. Pursuant to the investment advisory contract between the Trust and MAC, the Fund pays MAC an investment advisory fee at an annual rate of 0.70% of the Fund's net assets. MAC manages the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective, policies, and limitations, subject to the general supervision and control of the Trust's officers and Board of Trustees. MAC bears all costs associated with providing these services. The three principals of MAC collectively provide portfolio management.

MAC is owned by its three principals: Robert F. McCullough, C.P.A., David H. Andrews, C.F.A., and Frank A. Cappiello. In addition to providing investment advisory services to the Trust, MAC manages investment portfolios for employee retirement plans, charitable foundations, endowments, taxable corporations, and individuals.

Robert F. McCullough, C.P.A., is Chairman of MAC. He is a graduate of Santa Clara University and has been a Certified Public Accountant with a major public accounting firm, principal of a stock brokerage firm and portfolio manager for one of the Franklin Funds. He is past President of the Board of Regents of Santa Clara University and is also a past President of the University's Alumni Association. He has served as a board member and officer of numerous charitable institutions. He is a member of the American Institute of C.P.A.s and the California Society of C.P.A.s.

David H. Andrews, C.F.A., Vice Chairman of MAC (since 1970), has been a research analyst at investment institutions, head of regional research for a major stock brokerage firm, and portfolio manager for a mutual fund. He is a Chartered Financial Analyst ("C.F.A.") and past President of the Security Analysts of San Francisco. He is a graduate of Harvard University and Stanford University's Graduate School of Business.


Frank A. Cappiello has been President of MAC since September 1983 and is Chairman of the Board of Trustees of the Trust. Mr. Cappiello has been involved in the securities business for more than twenty-five years. He has been a manager of an institutional research division for a major stock brokerage firm and Financial Vice President of an insurance holding company with responsibility for managing assets of more than $700 million. In 1981 - 1982, he was Chairman of the Financial Analysts Federation, with more than 15,000 security analysts members in the United States and Canada.


Mr. Cappiello is currently a Member of the Advisory Investment Council that oversees the Maryland State Retirement System Fund. He also regularly appears in the television program "Wall Street Week in Review with Louis Rukeyser" and is author of three books, "Finding the Next Superstock," "From Main Street to Wall Street," and "The Complete Guide to Closed End Funds." Mr. Cappiello is a graduate of the University of Notre Dame and Harvard University's Graduate School of Business Administration. He is currently Adjunct Visiting Professor of Finance at Loyola College in Baltimore.


Investment decisions made on behalf of the Funds by MAC are made by committee. No one employee of MAC is primarily responsible for making investment recommendations to the committee. Certain officers and trustees of the Trust are affiliated with MAC.


ADMINISTRATIVE SERVICES


The Trust has contracted with Money Management Associates ("Administrator"), 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418, to provide administrative services to the Trust. Under the administrative services agreement with the Administrator, the Trust pays a fee at the annual rate of 1.00% of the daily net assets of the Fund. Except for the investment advisory fee and any extraordinary legal expenses or interest expenses, there are no additional expenses to the Fund. Certain officers and trustees of the Trust are affiliated with the Administrator.

Certain of these administrative services are provided by Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Administrator, under a subcontractual agreement with the Administrator. These services include transfer agency functions, dividend disbursing and other shareholder services and custody of the Trust's assets. As custodian, RTS holds the portfolio securities of each Fund and keeps all necessary related accounts and records.


PERFORMANCE DATA

From time to time, the Fund may advertise its yield which reflects the rate of income that the Fund earns on its investments as a percentage of its price per share. All yield figures are based on historical earnings and are not intended to indicate future performance. The Fund's yield is computed by dividing the interest and dividend income it earned on its investments for a 30-day period, less expenses, by the average number of shares outstanding during the period. The figure is expressed as an annualized percentage rate based on the Fund's net asset value at the end of the 30-day period.

The Fund from time to time may also include total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return is calculated from two factors: the amount of dividends earned by each share and by the increase or decrease in value of the Fund's share price.

In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, year-by-year, or other types of total return figures. For more information concerning the calculation of performance data, see "Calculation of Return Quotations" in the Statement of Additional Information.

Performance information for the Fund contained in reports and promotional literature may be compared to various unmanaged indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, or the Dow Jones Utility Average. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. The indices used for performance comparison will be available in general financial publications. In addition, the Fund's total return may be compared to the performance of other mutual funds as published by such organizations as Morningstar, Lipper Analytical Services, Inc., and CDA Investment Technologies, Inc., among others.

HOW TO INVEST IN THE TRUST

The minimum initial investment in the Trust is $2,500, which may be divided among the four separate portfolios of the Trust, the Gold Fund, the Growth Fund, the Emerging Growth Fund, and the Utility Income Fund (collectively, the "Funds"), with a minimum investment of $500 in any one Fund. Retirement accounts may be opened with a $500 minimum investment. Redemptions which bring the account balance below $500 may result in the imposition of the low balance account fee. The fee is not imposed on tax-deferred retirement accounts (see "Low Balance Account Fee"). The shares of the Funds are offered at the daily public offering price which is the net asset value per share next computed after receipt of the investor's order (see "Net Asset Value"). There is no minimum amount for subsequent investments. THE TRUST RESERVES THE RIGHT TO REJECT ANY PURCHASE ORDER. ALL ACCOUNTS WILL BE HELD IN BOOK-ENTRY FORM. NO CERTIFICATES FOR SHARES WILL BE ISSUED.

Investments in the Funds can be made (i) through securities dealers who have the responsibility to transmit orders promptly and may charge a processing fee or
(ii) directly with the Funds by mail or by bank wire as follows:


BY MAIL: Complete an application and make a check payable to "Cappiello-Rushmore Trust-Gold Fund". Mail the check along with the application, to:


Cappiello-Rushmore Trust
4922 Fairmont Avenue
Bethesda, Maryland  20814

BY BANK WIRE:  Request a wire transfer to:

Rushmore Trust and Savings, FSB
Bethesda, Maryland  20814
Routing Number 0550-71084
For Account of Cappiello-Rushmore Trust
Account Number 029385770

AFTER INSTRUCTING YOUR BANK TO TRANSFER MONEY BY WIRE, YOU MUST TELEPHONE THE FUND AT (800) 343-3355 OR (301) 657-1500 BETWEEN 8:30 A.M. AND 4:00 P.M. EASTERN
TIME, AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. IF THE PURCHASE IS CANCELED BECAUSE YOUR WIRE TRANSFER IS NOT RECEIVED, YOU MAY BE LIABLE FOR ANY LOSS THE FUND MAY INCUR.

Shares of the Fund are sold at a price based on the net asset value next calculated after receipt of a purchase order in good form. If a purchase order is received by the Fund at or prior to the close of regular trading of the New York Stock Exchange (the "NYSE") (normally 4:00 P.M. Eastern time) on any business day, the purchase of Fund shares is executed at the offering price determined as of the closing time that day. If the purchase order is received after the close of regular trading on the NYSE, the purchase of Fund shares will be affected on the next business day. When purchases are made by check, the Fund may hold the proceeds of redemptions until the Fund's transfer agent is reasonably satisfied that the purchase payment in Federal funds has been collected (which can take up to ten business days or until the check clears, whichever occurs first). An investor may avoid a delay in receiving redemption proceeds by purchasing shares with a certified check. Foreign checks will not be accepted. Be certain to specify the allocation of your purchase among the Funds.

HOW TO REDEEM AN INVESTMENT (WITHDRAWALS)

On any day the Trust is open for business, an investor may withdraw all or any portion of his investment by redeeming shares at the next determined net asset value per share after receipt of the order by writing the Trust or by telephoning (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M.
Eastern time. Telephone redemption privileges may be terminated or modified by the Trust upon 60 days notice to all shareholders of the Fund. TELEPHONE REDEMPTION REQUESTS CANNOT BE ACCEPTED AFTER 4:00 P.M. EASTERN TIME.

The privilege to initiate redemption transactions by telephone will be made available to Fund shareholders automatically. Telephone redemptions will only be sent to the address of record or to bank accounts specified in the account application. When acting on instructions believed to be genuine, the Fund will not be liable for any loss resulting from a fraudulent telephone redemption request and the investor would bear the risk of any such loss. The Fund will employ reasonable procedures to confirm that redemption instructions communicated by telephone are genuine; and if the Fund does not employ such procedures, then the Fund may be liable for any losses due to unauthorized or fraudulent instructions. The Fund follows specific procedures for transactions initiated by telephone, including, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone transactions.

The proceeds of redemptions will be sent directly to the investor's address of record. If the investor requests payment of redemptions to a third party or to a location other than the investor's address of record listed on the account application, the request must be in writing and the investor's signature must be guaranteed by an eligible institution. Eligible institutions generally include banking institutions, securities exchanges, associations, agencies, or broker/dealers, and "STAMP" program participants. There are no fees charged for redemptions.

The Fund will redeem its shares at a redemption price equal to the net asset value of the shares as next computed following the receipt of a request for redemption. Payment for the redemption price will be made within seven days after the Fund's receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed for up to ten business days from the purchase date or until the check clears, whichever occurs first. This delay is necessary to assure the Fund that investments made by checks are good funds. The proceeds of the redemption will be forwarded promptly upon confirmation of receipt of good funds.

The right of redemption may also be suspended, or the date of payment postponed:
(a) for any period during which the NYSE is closed (other than customary weekend or holiday closings); or (b) when trading on the NYSE is restricted, or an emergency exists, as determined by the Commission, so that disposal of the Fund's investments for determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors. Investors should also be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail.

EXCHANGES

The Trust is composed of four separate Funds. Investors may invest in one or more of the Funds, and may exchange shares in one Fund for shares of another Fund at their relative net asset values. The Fund's shares may be exchanged, without cost, for shares of Fund for Government Investors, Fund for Tax-Free Investors, Inc., The Rushmore Fund, Inc. or American Gas Index Fund, Inc. Exchanges may be made by telephone or letter. Written requests should be sent to Cappiello-Rushmore Trust, 4922 Fairmont Avenue, Bethesda, Maryland 20814 and be signed by the record owner or owners. Telephone exchange requests also may be made by calling the Fund at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M. Eastern time. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. To implement an exchange, shareholders should provide the following information: account registration including address and number, taxpayer identification number, number, percentage or dollar value of shares to be redeemed, name and account number of the Fund to which the investment is to be transferred. Exchanges may be made only if the exchanges are between identically-registered accounts. The exchange privilege is available only in states where the exchange may legally be made. Telephone exchange privileges may be terminated or modified by the Trust upon 60 days notice to all shareholders of the Funds.


TRANSACTION CHARGES


In addition to charges described elsewhere in this Prospectus, a charge of $5 per month may be imposed on any account whose average daily balance for the month falls below $500 due to redemptions. The fee will continue to be imposed during months when the account balance remains below $500. The fee will be imposed on the last business day of the month. This fee will be paid to the Administrator. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Act.

TAX-SHELTERED RETIREMENT PLANS

Tax-sheltered retirement plans of the following types will be available to investors:

Individual Retirement Accounts (IRAs)
Defined Contribution Plans (Profit-Sharing Plans)
Defined Contribution Plans
   (Money Purchase Plans)
Section 401(k) Plans
Section 403(b) Plans
Additional information regarding these accounts may be obtained by contacting the Trust.

DIVIDENDS AND DISTRIBUTIONS

All dividends and capital gain distributions will be reinvested in additional shares of the Fund (including fractional shares where necessary) at net asset value, unless you elect on your application form or in writing, not less than five full business days prior to the record date for a particular dividend or distribution, to receive such dividend or distribution in cash. If you elect to receive distributions in cash, your election will be effective until you give other written instructions to the Fund for a change of elections five days prior to such change. Dividends and distributions are taxable to shareholders, as discussed below, whether such dividends are reinvested in shares of the Fund or are received in cash. Statements of account will be sent to shareholders at least quarterly.

The Fund intends to distribute all net investment income and net capital gains annually in December.

The timing and amount of all dividends and distributions are subject to the discretion of the Board of Trustees.

NET ASSET VALUE

The price of the Fund's shares on any given day is its net asset value ("NAV"). For any given day, this figure is computed by dividing the total market value of the Fund's investments and other assets on that day, less any liabilities, by the number of Fund shares outstanding. The net asset value per share of the Fund is determined daily at 4:00 P.M. Eastern time, except on customary national business holidays which result in the closing of the NYSE and on weekends. The Fund's net asset value will fluctuate and Fund shares are not insured against reduction in net asset value.

The Fund values its portfolio securities based on the market values of such securities. Each security held by the Fund which is listed on a securities exchange, and for which market quotations are available, is valued at the last quoted sale price for a given day, or, if a sale is not reported for that date, at the mean between the most recent quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the closing sales prices. The value of assets for which no quotations are readily available (including any restricted securities) are valued at fair value as determined in good faith by the Custodian pursuant to Board of Trustees guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.

Gold and other precious metals are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Trustees from time to time (not less frequently than quarterly) determines in good faith to reflect most accurately their fair market value.

TAXES

The Fund intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code. If the Fund (i) qualifies as a regulated investment company and (ii) distributes at least 90% of its net investment income (including, for this purpose, net realized short-term capital gains), the Fund will not be liable for Federal income taxes to the extent its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to the Fund's shareholders within the time periods specified in the Code. To avoid an excise tax on its undistributed income, the Fund must generally distribute at least 98% of its income, including its net long-term capital gains.

To qualify as a regulated investment company under the Code, the Fund must satisfy certain requirements, including the requirements that the Fund receive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test"), and that the Fund derive less than 30% of the Fund's gross income from the sale or other disposition of any of the following instruments which was held less than three months (the "30% Test"): (i) stock or securities; (ii) options, futures, or forward contracts; or (iii) foreign currencies (or options, futures, or forward contracts on such foreign securities).

Satisfaction of the 90% Test will impose limitations on the investment strategies that may be pursued by the Fund. Income from investments in precious metals, minerals, and coins will not be qualifying income for purposes of the 90% Test. Therefore, the Fund will seek to limit its investment transactions in precious metals, minerals, and coins so as to avoid a violation of the 90% Test.

Under current law, dividends derived from interest and dividends received by the Fund, together with distributions of any short-terms capital gains, are taxable to the shareholders as ordinary income at Federal income tax rates of up to 39.6% whether or not such dividends and distributions are reinvested in shares of the Fund or are received in cash.

The larger the volume of redemptions or exchanges of the Fund's shares the more difficult it will be for the Fund to satisfy the 30% Test. To minimize the risk of failing the 30% Test, the Fund intends to satisfy obligations in connection with redemptions and exchanges first by using available cash or borrowing facilities and by selling securities that have been held for at least three months or as to which there will be a loss or the smallest gain. If the Fund also must sell securities that have been held for less than three months, then, to the extent possible, the Fund will seek to conduct such sales in a manner that will allow such sales to qualify for a special provision in the Code that excludes from the 30% Test any gains resulting from sales made as a result of "abnormal redemptions." Notwithstanding these actions, there can be no assurance that the Fund will be able to satisfy the 30% Test. For additional information concerning this special Code provision, see "Taxes" in the Statement of Additional Information.

Under current law, distributions of net long-term gains, if any, realized by the Fund and designated as capital gains distributions will be taxed to shareholders as long-term capital gains regardless of the length of time the shares have been held. Currently, long-term capital gains of individual investors are taxed at Federal income tax rates of up to 28%. Statements as to the Federal tax status of shareholders' dividends and distributions will be mailed annually. Shareholders should consult their tax advisors concerning the tax status of the Fund's dividends in their own states and localities.

Ordinary dividends paid to corporate or individual residents of foreign countries are generally subject to a 30% withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign country where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will be required to provide the Fund with supporting documentation in order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.

SHAREHOLDERS ARE REQUIRED BY LAW TO CERTIFY THAT THEIR TAX IDENTIFICATION NUMBER IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACK-UP WITHHOLDING. IN THE ABSENCE OF THIS CERTIFICATION, A FUND IS REQUIRED TO WITHHOLD TAXES AT THE RATE OF 31% ON DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND REDEMPTIONS. SHAREHOLDERS WHO ARE NON-RESIDENT ALIENS MAY BE SUBJECT TO A WITHHOLDING TAX ON DIVIDENDS EARNED.

ORGANIZATION OF THE TRUST

The Trust was organized as a business trust under the laws of Delaware on March 12, 1992, and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or Funds. While only shares of four Funds are presently being offered, the Board of Trustees may authorize the issuance of shares of additional Funds if deemed desirable. Shares of each Fund have equal noncumulative voting rights as to dividends, assets and liquidation of such Fund. Under Delaware law, the debts or other obligations that exist with respect to a particular Fund of the Trust are enforceable against the assets of such Fund only and not against the assets of the Trust generally.

The Trust is not required to hold annual shareholders' meetings. The Trust will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing trustees, changing fundamental policies or approving an investment advisory contract. Shareholders will vote by Fund and not in the aggregate except when voting in the aggregate is permitted under the 1940 Act, such as for the election of Trustees. Matters that affect only one Fund may include changing the Fund's fundamental investment policies or changing the investment advisory contract as the contract relates to that Fund.

A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees.

                                    CONTENTS

                                                                            PAGE


Fee Table. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . .
Management's Discussion of
  Fund Performance . . . . . . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies. . . . . . . . . . . . . . . . . .
Specialized Investment Practices
  and Risks. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Fund Classification. . . . . . . . . . . . . . . . . . . . . . . . .
Portfolio Turnover and Execution . . . . . . . . . . . . . . . . . .
Management of the Trust. . . . . . . . . . . . . . . . . . . . . . .
Performance Data . . . . . . . . . . . . . . . . . . . . . . . . . .
How to Invest in the Trust . . . . . . . . . . . . . . . . . . . . .
How to Redeem an Investment
  (Withdrawals). . . . . . . . . . . . . . . . . . . . . . . . . . .
Exchanges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Transaction Charges. . . . . . . . . . . . . . . . . . . . . . . . .
Tax-Sheltered Retirement Plans . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . . . . . .
Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Organization of the Trust. . . . . . . . . . . . . . . . . . . . . .



[ART]
CAPPIELLO
RUSHMORE FUNDS


PROSPECTUS


     Gold Fund



November 1, 1996

                                     PART B

                            CAPPIELLO-RUSHMORE TRUST
                                   GROWTH FUND
                              EMERGING GROWTH FUND
                               UTILITY INCOME FUND
                                    GOLD FUND

                 4922 Fairmont Avenue, Bethesda, Maryland  20814
                                 (800) 343-3355
                                 (301) 657-1500



                       STATEMENT OF ADDITIONAL INFORMATION


     The Cappiello-Rushmore Trust (the "Trust") is a no-load, open-end, non-diversified management investment company consisting of four separate funds:
the Utility Income Fund, the Growth Fund, the Emerging Growth Fund, and the Gold Fund (the "Funds"). Each Fund has its own investment objectives and policies, and a shareholder's interest is limited to the Fund in which the shareholder owns shares.


     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Trust's prospectuses, each dated November 1, 1996. Copies of the Trust's prospectuses may be obtained without charge by writing or telephoning the Trust at the above address or telephone number.



     The date of this Statement of Additional Information is November 1, 1996.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                 Cross Reference to Related Item in Prospectuses
                                 -----------------------------------------------

                                                                       Page in
                                                                    Growth Fund,
                                                                      Emerging
                                        Page in                     Growth Fund,
                                     Statement of      Page in       and Utility
                                      Additional      Gold Fund      Income Fund
                                      Information    Prospectus      Prospectus
                                      -----------    ----------      ----------

Investment Objectives and Policies
Investment Limitations
Redemption of Shares
Tax-Deferred Retirement Plans
Management of the Trust
Principal Holders of Securities
Calculation of Return Quotations
Investment Advisory and Other Services
Net Asset Value
Taxes
Auditors and Custodian
Financial Statements

INVESTMENT POLICIES

REPURCHASE AGREEMENTS

Each Fund of the Trust may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Trust's custodian bank until repurchased. In addition, the Board of Trustees will monitor the Trusts' repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Trust. No more than an aggregate of 10% of a Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES

Each Fund of the Trust may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently requires that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time and
(d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


A Fund will enter into securities lending and repurchase transactions only with parties who meet credit worthiness standards approved by the Fund's Board of Trustees. In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Fund could suffer a loss.


OPTIONS TRANSACTIONS

PURCHASING CALL AND PUT OPTIONS. The Growth Fund and Utility Income Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. Before purchasing call options, the Funds could benefit from any significant increase in the price of the underlying security to a greater extent then had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

Conversely, put options could be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Funds' assets generally. Alternatively, put options could be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase of put options for capital risk appreciation involves the same significant risk of loss as described above for call options.

In any case, the purchase of options for capital appreciation would increase the Funds' volatility by increasing the impact of changes in the market price of the underlying securities on the Funds' net asset value.

The Registrant does not intend to invest more than 5% of the assets of any Fund in purchasing put or call options.

WRITING CALL AND PUT OPTIONS. The Growth Fund, the Utility Income Fund, and the Gold Fund may write (sell) covered call options and secured put options. The Emerging Growth Fund will not engage in option transactions. By writing a call option, the Funds become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By writing a put option, the Funds become obligated during the term of the option to purchase the securities underlying the option at the exercise price. The Funds will be considered secured in respect to put options they write if they maintain on deposit with their custodian bank liquid high quality debt securities having a value equal to the exercise value of the option.

During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date the one previously sold. Once an option has been exercised, the writer of the option may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

The principal reason for writing call options on stocks held by the Growth Fund and the Utility Income Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

INVESTMENT IN FOREIGN SECURITIES


Each Fund, other than the Gold Fund, may invest up to 20% of its total assets in securities of foreign issuers which are traded on a recognized U.S. securities exchange or in dollar denominated American Depository Receipts ("ADR's"). The Gold Fund has no limit on investment in securities of foreign issuers but may not invest more than 20% of its total assets in such securities not traded on a recognized U.S. securities exchange or in dollar denominated American Depository Receipts ("ADR's"). Investing in foreign companies may involve risks not typically associated with investing in United States' companies. There is generally less publicly available information about foreign companies and other issuers comparable to reports and ratings that are published about issuers in the United States. Foreign issuers are also not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States issuers.


Foreign securities markets are generally not as developed or as efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commission on United States exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transaction. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United Sates.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect United States investment in those countries. Moreover, individual foreign economies may differ favorable or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends and interest payable in certain foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S federal income tax purposes for his or her proportionate share of taxes paid by each of the Funds.

FUTURES CONTRACTS ON METALS AND RELATED OPTIONS

The Gold Fund may enter into a metals futures contract or a related option in order to profit from fluctuations in the price of the metal without necessarily buying or selling the metal or other portfolio assets. For example, if the Fund expects gold prices to increase, the Fund might purchase gold futures contracts in anticipation of the future purchase of gold or gold-related securities. Such a purchase would have much the same effect as the Fund actually buying gold. If gold prices increase as anticipated, the value of the gold futures contracts would increase at approximately the same rate.


No consideration is paid or received by the Fund upon the purchase of a metals futures contract. Initially, the Fund will be required to deposit with a broker an initial margin amount in cash equivalents, such as U.S. Government securities or high-grade debt obligations. This initial margin amount is subject to change by the exchange on which the contract is traded and brokers may require a higher amount. The initial margin is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming that all of the Fund's contractual obligations have been satisfied. Subsequent payments to and from the broker (known as maintenance margin) will be made daily as the price of the commodity underlying the futures contract fluctuates, making the Fund's positions in the futures contract more or less valuable. This process is known as "marking-to-market." Because the value of an option on a futures contract is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract, however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

There are several risks in connection with the use of metals futures contracts and related options. Successful use of futures contracts and related options by the Fund is subject to the ability of the Fund's investment adviser to predict correctly movements in the price of the commodity and other factors affecting markets for the commodity. These predictions involve skills and techniques that are different from those generally involved in the management of the Fund. In addition, there can be no assurance that there will be a correlation between movements in the price of futures contracts or an option on a futures contract and movements in the price of the underlying assets.

At any time prior to the expiration of a futures contract or an option on a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which the futures contracts and related options were entered into (or through a linked exchange). Although the Fund intends to purchase futures contracts and related options only if there is an active market for the contracts or the related options, there is no assurance that an active market will exist for the contracts or the related options at any particular time. Most futures exchanges limit the amount of fluctuation that is permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of maintenance margin, and an increase, if any, in the value of the portion of the portfolio being hedged may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the assets being hedged will, in fact, correlate with the price movements in a futures contract or an option thereon and, thus, provide an offset to losses on the futures contract or the related option.

If the Fund has hedged against the possibility of a change in the price of the commodity adversely affecting the value of the Fund's assets, and prices move in a direction opposite to that which was anticipated, the Fund will probably lose part or all of the benefit of the increased value of the assets hedged because of offsetting losses in the Fund's futures positions. In addition, in such a situation, if the Fund has insufficient cash, the Fund might have to sell assets to meet daily maintenance margin requirements at a time when it would be disadvantageous for the Fund to do so. These sales of assets could, but will not necessarily, be at increased prices which reflect the change in the value of the underlying commodity.

PORTFOLIO TRANSACTIONS

Brokerage commissions will normally be paid on a Fund's common stock. A high portfolio turnover as a result of stock transactions will lead to higher portfolio expenses. Management, however, anticipates that portfolio turnover will not exceed 75% annually.

As provided in the Management Contract between the Trust and McCullough, Andrews, & Cappiello, Inc. ("MAC"), MAC makes investment decisions and decisions as to the execution of portfolio transactions for each Fund. Transactions on stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets. The best price available is sought by MAC. This price may or may not include an undisclosed dealer commission or markup. In underwritten offerings, the price paid by a Fund includes a fixed commission or discount retained by the underwriter or dealer.

MAC, in effecting purchases and sales of portfolio securities for the account of a Fund, places orders for the purchase and sale of portfolio securities in such a manner as in its opinion will offer the best price and market for the execution of each transaction. In selecting broker-dealers and in negotiating commission, MAC considers several factors including the size of and difficulty of the order, the firm's reliability, its financial conditions, its general execution and operational capabilities, and the brokerage and research services furnished by such firms to MAC. The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. MAC is not authorized when placing portfolio transactions for a Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of brokerage and research services, except that MAC may do so to obtain better execution of a particular transaction. Although certain brokerage and research services from brokers and dealers are useful to the Funds and MAC, it is the opinion of MAC that such information is only supplementary to MAC's own research effort, since the information must still be analyzed, weighed and reviewed by MAC's staff. Such information may be useful to MAC in providing services to clients other than the Trust and not all such information is used by MAC in connection with the Trust. Conversely, such information provided to MAC by brokers and dealers through whom the other clients of MAC effect securities transactions may be useful to MAC in providing services to the Trust. While MAC is responsible for the placement of the Trust's transactions, the policies and practices of MAC in this regard must be consistent with the foregoing and will at all times be subject to review by the Board of Trustees of the Trust.

INVESTMENT LIMITATIONS

The following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of each portfolio (as defined in the Investment Company Act of 1940).

Each Fund may not under any circumstances:

1.   change its investment objective;

2. lend money to any person except (i) by purchasing a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) which are publicly distributed or customarily purchased by institutional invests, and (ii) as provided under "Lending of Securities";

3. purchase securities on margin or sell securities short except that a Fund may sell short against the box;

4. borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 5% of the total assets of a Fund, taken at market value;

5. issue senior securities or mortgage, pledge, hypothecate or otherwise encumber its assets, except insofar as any Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with restriction (4), (ii) that the Fund may issue senior securities in connection with foreign currency exchange transactions and transactions in options, futures, options on futures, and other similar investments, and
     (iii) as otherwise permitted herein;

6.   underwrite the securities of other issuers;

7.   invest for the purpose of controlling management of any company;

8. invest its assets in securities of other investment companies except by purchase in the open market involving only customary broker's commission or as part of a merger, consolidation, reorganization or purchase of assets approved by the portfolio's shareholders; or

9. invest in commodities or purchase real estate, although it may purchase securities of companies which deal in real estate or interest therein, except that this shall not prevent the Gold Fund from (i) trading in futures contracts and options on futures contracts or (ii) investing in precious metals and precious minerals.

In addition, the Growth and Emerging Growth Funds will not concentrate in any particular industry.

The following restrictions are not fundamental and may be changed by the Board of Trustees:

Each Fund may not:

1.   purchase more than 10% of the outstanding voting securities of any company;

2. purchase or retain securities of an issuer if those officers and Trustees of the Trust owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

3. invest more than 5% of total assets in securities of companies which have (with predecessor) a record of less than three years' continuous operation;

4. invest in oil, gas or mineral leases or exploration or development programs;

5. purchase or acquire the security of another investment company if immediately after such purchase or acquisition more than three percent of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund unless such purchase or acquisition is otherwise permitted under the Investment Company Act of 1940;

6. invest more than 5% of the value of the Fund's net assets in warrants valued at lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange;


7. purchase restricted securities if the value of its aggregate investment will exceed 10% of its total assets.


8. purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).


The above-mentioned investment limitations are considered at the time investment securities are purchased.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practical for the Trust to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

The Trust has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limit may be paid on whole or in part, in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Trust. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Net Asset Value" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

TAX-DEFERRED RETIREMENT PLANS

Four tax-deferred retirement plans are available to investors. Forms for establishing retirement plan accounts are available by writing or calling the Fund at 1-800-532-2268 or 301-951-6963. An annual maintenance fee and an account liquidation fee is charged on all such accounts.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Regular, "rollover" and Simplified Employee Pension (SEP) IRA accounts are available. Regular IRA contributions may be wholly or partially deductible for Federal income tax purposes depending on the investor's adjusted gross income and whether the investor is a participant in a employer sponsored retirement plan.

PENSION/PROFIT SHARING PLANS

The Fund offers defined contribution plans suitable for self-employed individuals or businesses. A separate account may be established for each employee. Statutory vesting options are contained in these plans.

401(k) PLANS

A 401(k) plan is available for businesses. Such plans provide for both employee and employer contributions and are adopted in conjunction with a Fund profit-sharing plan. The Fund does not act, however as administrator for 401(k) plans. Administration of a 401(k) plan would be the responsibility of the sponsoring organization.

403(b) PLANS

A 403(b) plan is available for qualifying non-profit, tax-exempt organizations such as public education institutions, medical or church organizations.
Separate amounts are established for each employee and savings and earnings accumulate tax-deferred until withdrawn. Typically, employees do not contribute to 403(b) plans.

MANAGEMENT OF THE TRUST

The names and addresses of the trustees and officers of the Trust, together with information as to their principal business occupations during the past five years, are set forth below.

*Frank A. Cappiello, 70 - Trustee. Chairman of the Board. President of McCullough, Andrews & Cappiello, Inc., registered investment advisers since 1983. Address: Greenspring Station, Suite 250, 10751 Falls Road, Lutherville, MD 21093.


Peter J. DeAngelis, 60 - Trustee. President of PDA Associates, Inc., a financial consulting and investment firm, since 1974; President of Dow Beaters, Inc., a registered investment advisor, since 1977. Address: P.O. Box 312, Ironia, NJ 07845


*Daniel L. O'Connor, 54 - Trustee. President and Treasurer. General Partner of Money Management Associates, a registered investment adviser, since 1975. President of Rushmore Trust and Savings, FSB since 1989. Address: 1001 Grand Isle Way, Palm Beach Gardens, FL 33418.


Bruce C. Ellis, 51 - Trustee. Vice President, LottoPhone, Inc., a telephone state lottery service, since September 1991. Vice President, Shoppers' Express, December 1987 - December 1991. Address: 7108 Heathwood Court, Bethesda, MD
20817


Dr. Peter B. Petersen, 64 - Trustee. Professor of Management and Organization Theory, Johns Hopkins University since 1979. Address: Johns Hopkins University, Division of Business and Management, One Charles Plaza, Baltimore, MD 21201-3933.

Leo Seybold, 82 - Trustee. Retired 1988. Address: 5804 Rockmere Drive, Bethesda, MD 20816.

David H. Andrews, CFA, 67 - Vice President. Vice Chairman of McCullough, Andrews & Cappiello, Inc. since 1991. Address 101 California Street, San Francisco, CA 94111.

Robert F. McCullough, CPA, 64 - Vice President. Chairman of McCullough, Andrews & Cappiello, Inc. since 1983. Address: 101 California Street, San Francisco, CA 94111.

Timothy N. Coakley, CPA, 29 - Vice President and Controller since 1994. Chief Financial Officer, Rushmore Trust and Savings, FSB since 1995. Formerly Audit Manager, Deloitte & Touche LLP until 1994. Address: 4922 Fairmont Avenue, Bethesda, MD 20814.

Stephenie E. Adams, 27 - Secretary. Director of Marketing, Rushmore Services, Inc., from July 1994 to Present. Regional Sales Coordinator, Media General Cable, from June 1993 to June 1994. Graduate Student, Northwestern University, Evanston, Illinois, M.S., from September 1991 to December 1992. Address: 4922 Fairmont Avenue, Bethesda, MD 20814.

* INDICATES INTERESTED PERSON

PRINCIPAL HOLDERS OF SECURITIES


On October 4, 1996, there were outstanding 1,227,544, 1,673,651, 2,301,153, and
477,799 shares of the Utility Income Fund, the Growth Fund, the Emerging Growth Fund, and the Gold Fund, respectively. Charles Schwab & Co., San Francisco, California owned for the benefit of others 46.4%, 29.9%, 36.3%, and 14.6% of the outstanding shares of the Utility Income Fund, the Growth Fund, the Emerging Growth Fund, and the Gold Fund, respectively. National Automobile Dealers Association, McLean, Virginia, owned 14.2% of the outstanding shares of the Growth Fund. National Financial Services Corporation, New York, New York, owned for the benefit of others, 4.9% and 5.7% of the outstanding shares of the Growth Fund and Emerging Growth Fund, respectively. Donaldson, Lufkin and Jenrette, Jersey City, New Jersey owned for the benefit of others 5.0% of the outstanding shares of the Emerging Growth Fund. Alan Roth, Rancho Santa Fe, California, beneficially owned 8.3% of the outstanding shares of the Gold Fund. Harold Cleaveland, Jr., Houston, Texas owned of record 7.9% of the outstanding shares of the Gold Fund. Officers and Trustees of the Trust, as a group, own less than 1% of the shares outstanding.


CALCULATION OF RETURN QUOTATIONS

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC Rules"), Fund advertising performance must include total return quotes calculated according to the following formula:

            n
     P (1+T)  = ERV

Where:    P =  a hypothetical initial payment of $1,000;

          T =  average annual total return;

          n =  number of years (1, 5, or 10); and

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Funds. In calculating the ending redeemable value, all dividends and distributions by the Funds are assumed to have been reinvested at net asset value as described in the Funds' Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Funds, from time to time, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return. For example, in comparing the total return of the Funds with data published by Lipper Analytical Services, Inc., or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, the Funds calculate their aggregate total return for the specified periods of time by assuming the investment of $10,000 in a Fund's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.


The average annual compounded rates of return for the one year period ended
June 30, 1996, assuming the reinvestment of all dividends and distributions, for the Growth Fund, Emerging Growth Fund, Utility Income Fund, and Gold Fund were 22.06%, 14.36%, 20.60%, and 0.40%, respectively. The average annual compounded rates of return, assuming the reinvestment of all dividends and distributions, for the Growth Fund, Emerging Growth Fund, and Utility Income Fund were 16.88%, 15.84%, and 6.51%, respectively, for the period commencing October 6, 1992 and ending June 30, 1996, and for the Gold Fund was -0.30% for the period commencing March 7, 1994 and ending June 30, 1996.


In addition to the total return quotations discussed above, the Funds also may advertise their yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of a Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                          6
     YIELD =  2[(a-b/cd+1)  -1]

Where:a = dividends and interest earned during the period;

b =expenses accrued for the period (net of reimbursements);

c =the average daily number of shares outstanding during the period that were entitled to receive dividends; and

d =the maximum offering price per share on the last day of the period.


INVESTMENT ADVISORY AND
OTHER SERVICES
The four Funds of the Trust receive investment advisory services from McCullough, Andrews & Cappiello, Inc., whose principal location is 101 California Street, Suite 4250, San Francisco, California 94111 and who has an office at Greenspring Station, Suite 250, 10751 Falls Road, Lutherville, Maryland 21093. Pursuant to the investment advisory contract between the Trust and MAC, the Growth Fund and the Emerging Growth Fund pay MAC an investment advisory fee at an annual rate of 0.50% of the net assets of each Fund. The Utility Income Fund pays MAC at an annual rate of 0.35% of the net assets of the Fund. The Gold Fund pays MAC at an annual rate of 0.70% of the net assets of the Fund. MAC manages the investment and reinvestment of the assets of each Fund in accordance with its investment objective, policies and limitations, subject to the general supervision and control of the Trust's officers and Board of Trustees. MAC bears all costs associated with providing these services. For the fiscal years ended June 30, 1996, 1995, and 1994, the Funds paid the following investment advisory fees to
MAC:

                                  1996           1995           1994
                                  ----           ----           ----

Growth Fund                    $ 137,107      $  67,000      $  32,268
Emerging Growth Fund           $ 253,800      $ 126,202      $  67,592
Utility Income Fund            $  61,055      $  55,310      $  36,042
Gold Fund                      $  53,459      $  44,448      $  13,482


MAC is owned by its three principals: Robert F. McCullough, C.P.A., David H. Andrews, C.F.A., and Frank A. Cappiello. In addition to providing investment advisory services to the Trust, MAC manages investment portfolios for employee retirement plans, charitable foundations, endowments, taxable corporations and individuals.


The Trust has contracted with Money Management Associates ("Administrator"), 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418, to provide administrative services to the Trust. Under the administrative services agreement with the Administrator, the Trust pays a fee at the annual rate of 1.00% of the daily net assets of the Growth, Emerging Growth and Gold Funds, and
 .70% of the daily net assets of the Utility Income Fund. For the fiscal years ended June 30, 1996, 1995, and 1994, the Funds paid the following administrative services:

                                  1996           1995           1994
                                  ----           ----           ----

Growth Fund                    $ 274,215      $ 134,001      $  64,535
Emerging Growth Fund           $ 507,600      $ 252,403      $ 135,183
Utility Income Fund            $ 122,110      $ 110,619      $  72,084
Gold Fund                      $  76,369      $  63,496      $  19,260

 The Administrator is responsible for all costs of the Funds except for the investment advisory fee, extraordinary legal expenses and interest. The Administrator pays costs of registration of the Trust and the Funds' shares with the Securities and Exchange Commission and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, costs of maintenance of business trust existence, preparation of prospectuses including printing and distribution thereof to existing and potential shareholders, shareholder reports, shareholder meetings, portfolio pricing services and all costs incurred in providing the custodial services.

 Certain of these administrative services are provided by Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Administrator, under a subcontractual agreement with the Administrator. These services include transfer agency functions, dividend disbursing and other shareholder services and custody of the Trust's assets.


The investment advisory agreement and the administrative services agreement described above continue in effect from year to year, if specifically approved at least annually by a vote cast in person at a meeting called for such purpose of a majority of the Trustees, and a majority of the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees"). The contracts may be terminated by either party thereto, by the Independent Trustees of the Trust or by a vote of the holders of a majority of the outstanding securities of a Fund at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of an assignment. Termination will not affect the right of the Adviser or the Administrator to receive payment of any unpaid balance of the compensation earned prior to termination.

NET ASSET VALUE

The net asset value of each Fund's shares will be determined daily as of 4:00 p.m., Eastern time, except on customary national business holidays which result in the closing of the New York Stock Exchange and on weekends. The net asset value per share of a Fund is calculated by dividing the Fund's net worth by the number of outstanding shares. Listed securities will be valued at their last sales price on the New York Stock Exchange and other major exchanges. Over-the-counter securities shall be valued at their last sales price. Options and futures contracts are valued at the last sales price as of the close of trading on the applicable exchanges. If market quotations are not readily available, the Board of Trustees will value the portfolios' securities in good faith. Gold and other precious metals are valued daily at fair market value, based upon price quotations in common use, in such manner as the Trustees from time to time (not less frequently than quarterly) determines in good faith to most accurately reflect their fair value. The Trustees will periodically review these methods of valuation and recommend changes which may be necessary to assure that the portfolios' instruments are valued at fair value.

TAXES


Each Fund will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). Provided that a Fund (i) is a RIC and (ii) distributes at least 90% of its net investment income (including, for this purpose, net realized short-term capital gains), the Fund will not be liable for Federal income taxes to the extent its net investment income and its net realized long- and short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, each Fund must generally distribute at least 98% of its income, including its net long-term capital gains. One of several requirements for RIC qualification is that the Fund must receive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test").

 In addition, under the Code, a Fund will not qualify as a RIC for any taxable year if more than 30% of the Fund's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test"). These requirements may also restrict the extent of a Fund's activities in option and other portfolio transactions. Specifically, the 30% Test will limit the extent to which a Fund may: (i) sell securities held for less than three months; (ii) write options which expire in less than three months; and (iii) effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. Finally, as discussed below, this 30% Test requirement also may limit investments by a Fund in futures contracts and options on stock indexes, securities, and futures contracts.

When the Gold Fund is required to sell securities to meet significant redemptions or exchanges, the Gold Fund may enter into futures contracts as a hedge against price declines in the securities to be sold. Gains realized by the Gold Fund upon closing out the Gold Fund's position in these contracts are subject to the 30% Test. Ordinarily, these gains could not be offset by declines in the value of the hedged securities for purposes of the 30% Test.
Section 851(g)(1) of the Code, however, provides that, in the case of a "designated hedge," for purposes of the 30% Test, increases and decreases in value (during the period of the hedge) of positions which are part of the hedge are to be netted. Section 851(g)(2) of the Code provides that a "designated hedge" exists when: (i) the taxpayer's risk of loss with respect to any position in property is reduced by reason of a contractual obligation to sell substantially identical property; and (ii) the taxpayer clearly identifies the positions which are part of the hedge in the manner prescribed in Internal Revenue Service ("IRS") regulations.

IRS regulations have not yet been issued specifying how this identification requirement can be satisfied. The legislative history with respect to Section 851(g) states that, prior to issuance of regulations, the identification requirement is satisfied either by: (i) placing the positions that are part of the hedge in a separate account that is maintained by a broker, futures commission merchant ("FCM"), custodian, or similar person, and that is designated as a hedging account, provided that such person maintaining such account makes notations identifying the hedged and hedging positions and the date on which the hedge is established; or (ii) the designation by such a broker, FCM, custodian, or similar person of such positions as a hedge for purposes of these provisions, provided that the RIC is provided with a written confirmation stating the date that the hedge is established and identifying the hedged and hedging positions.

When the Gold Fund enters into futures contracts to hedge against price declines of securities to be sold, the Gold Fund may identify such securities and contracts as a hedge so as to qualify under Section 851(g)(1) of the Code.
There can be no assurances, however, that the Gold Fund (or such Fund's agents) will be able to comply with the identification requirements that may be contained in future IRS regulations. Moreover, the netting rule of Section 851(g)(1) is available only if the securities to be sold and the property subject to the futures contracts constitute "substantially identical" property. The Gold Fund generally intends to sell pro rata the securities being hedged, but it is unclear whether the securities and the futures contracts would constitute "substantially identical" property.

To minimize the risk that it will not satisfy the 30% Test because of frequent redemptions and exchanges of shares that may occur, each Fund will seek to meet its obligations in connection with redemptions and exchanges without the realization of gains on the sales of stock or securities, options, futures or forward contracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies). In this regard, each Fund will seek (consistent with its investment strategies) to use available cash, proceeds of borrowing facilities, proceeds of the sale of stock or securities, options, futures or forward contracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies) that have been held for three months or more, and the proceeds of the sale of such assets that produce either no gain or the smallest amount of such gain.

Section 851(h)(3) of the Code also provides a special rule for series mutual funds with respect to the 30% Test. Pursuant to Section 851(h)(3), a RIC that is part of a series fund will not fail the 30% Test as a result of sales made within five days of "abnormal redemptions" if: (i) the sum of the percentages for abnormal redemptions exceeds 30%; and (ii) the RIC of which such fund is a part would meet the 30% Test if all the funds of the investment company were treated as a single corporation. Abnormal redemptions are defined as redemptions which occur on any day when net redemptions exceed one percent of net asset value. If abnormal redemptions require a Fund to sell securities with a holding period of less than three months, the Fund intends to make those sales within five days of such redemptions so as to qualify for the exclusion afforded by Section 851(h)(3) of the Code if it is possible to do so.

If a Fund does not satisfy the 30% Test for any taxable year of the Fund, that Fund will not qualify as a RIC for that year. If a Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return to an investor from an investment in the Fund.

In the event of a failure by a Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to shareholders as ordinary income and would be eligible for the dividends-received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC.

If a Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or re-qualify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the IRS interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to re-qualify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to re-qualify as a RIC.

If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in its net asset value.

As a RIC, each Fund will not be subject to Federal income taxes on the net investment income and capital gains that it distributes to its shareholders.
The distribution of net investment income and capital gains will be taxable to shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Shareholders of a Fund will be notified annually by the Trust as to the Federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

A Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

If a call option written by a Fund expires, the amount of the premium received by such Fund for the option will be short-term capital gain to such Fund. If such an option is closed by a Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss to such Fund. If the holder of a call option exercises its right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on such Fund's holding period for the underlying security.

With respect to call options purchased by a Fund, such Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on such Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock so acquired.

A Fund in its operations may also utilize options on stock indexes. Options on broadbased stock indexes are classified as nonequity options under the Code. As such, gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter blended gain or loss). In addition, any option held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

A Fund's trading strategies involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may effect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions.

A Fund's transactions in options could, under some circumstances, preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code. However, it is the intention of each Fund's management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

AUDITORS AND CUSTODIAN

Deloitte & Touche LLP, independent certified public accountants, are the auditors of the Trust and are responsible for auditing the annual financial statements of the Trust. Rushmore Trust and Savings, FSB, Bethesda, Maryland, acts as the custodian for the Trust and is responsible for safeguarding and controlling the Trust's cash and securities, handling the securities and collecting interest on the Fund's investments.

FINANCIAL STATEMENTS

The Financial Statements (audited) of the Trust for the fiscal year ended June 30, 1996, are incorporated by reference from the Trust's 1996 Annual Report to Shareholders. Copies of the Trust's Annual Report may be obtained without charge by contacting the Trust at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Trust at (800) 622-1386 or (301) 657-1510.

                                                                      CAPPIELLO-
                                                                        RUSHMORE
                                                                           TRUST
                                                             UTILITY INCOME FUND
                                                                     GROWTH FUND
                                                            EMERGING GROWTH FUND
                                                                       GOLD FUND
--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                                   JUNE 30, 1996




                                                                          [LOGO]

--------------------------------------------------------------------------------
                                         ANNUAL REPORT, JUNE 30, 1996
[LOGO]
                                           CAPPIELLO-RUSHMORE TRUST
                                   4922 FAIRMONT AVENUE, BETHESDA, MD 20814
                                        (800) 622-1386   (301) 657-1510

--------------------------------------------------------------------------------

Dear Fellow Investor:

     This is the Cappiello-Rushmore Trust's fourth annual report. The Funds' performances for the fiscal year ended June 30, 1996 were as follows:
--------------------------------------------------------------------------------

                             TOTAL RETURN COMPARISON
        (AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED JUNE 30, 1996)

                                                                    Since
                                                         One Year Inception*
                                                         -------- ----------
        Cappiello-Rushmore Emerging Growth Fund           14.36%   15.84 %
        Cappiello-Rushmore Growth Fund                    22.06%   16.88 %
        Cappiello-Rushmore Utility Income Fund            20.60%    6.51 %
        Standard & Poor's 500 Index                       26.10%   17.32 %
        Cappiello-Rushmore Gold Fund                       0.40%   (0.30)%
        Philadelphia Exchange Gold & Silver Index (XAU)    2.77%   13.19 %

RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN PRINCIPAL AND REINVESTED DIVIDENDS AND CAPITAL GAINS. YOUR RETURN AND PRINCIPAL WILL VARY AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

*INCEPTION DATES: OCTOBER 6, 1992 FOR EMERGING GROWTH FUND, GROWTH FUND AND UTILITY INCOME FUND; GOLD FUND INCEPTION: MARCH 7, 1994
--------------------------------------------------------------------------------

                                     SUMMARY

     Since early January, stock market momentum, measured by the popular averages (Standard & Poor's 500 Stock Index and the Dow Jones Industrials) slowed from its hectic pace of last Fall, culminating in a steady decline in June and a sharp and sudden correction in July. Beneath the big-capitalization stock surge of the past twelve months has been a bear market in the technology and health care stocks, particularly the smaller companies on NASDAQ. Many of the big gains in technology stocks achieved in the summer and early fall of 1995 (most notably the semi-conductors and computer equipment), dissipated in 1996.

     The July correction moderated if not eliminated two of the market's excesses: the high flying speculation stocks (chiefly technology and initial public offerings) and the almost universal bullishness on the part of portfolio managers. In this most recent recovery from the July lows we have seen financial stocks and other interest sensitive issues outperforming the averages, reflecting a more positive attitude toward interest rates. This has been accompanied by growing bearish sentiment (a great contrary indicator). Declining bond yields, a necessary element for improving stock prices, indicates conviction that the economy is slowing from its surging pace of the second quarter. Earnings disappointments such as Motorola and Hewlett Packard, which helped set off the July decline, have now been replaced by earnings surprises such as Microsoft which bodes well for third quarter earnings when reported in early October. While earnings surprises may be past history, inflation is not. Flat to falling commodity prices reflect no imminent price threat, but the shifting political agenda regarding the economy from deficit reduction to growth stimulation on the part of both Democrats and Republicans poses a longer term threat to the economy.

--------------------------------------------------------------------------------

                     CAPPIELLO-RUSHMORE EMERGING GROWTH FUND

     The Emerging Growth Fund invests primarily in common stocks of smaller capitalization growth companies (predominantly in the technology, specialty retailing and health care) with above-average growth potential.

     The Fund enjoyed another year of double digit growth with a return of 14%. While not comparable to the sterling returns of 1995, the performance is satisfactory considering the frantic declines of high tech stocks during the year. The technology sector, after several years of fast growth, underwent a severe correction of nearly a year. Earlier, we had adopted a more cautious stance toward this group reducing our overweighted positions in micro-chip producers and software manufacturers. However, our decreased exposure to high tech stocks, (software and computer equipment) last Fall was not nearly enough, in retrospect. Nevertheless, the shift to other sectors was significant enough, particularly in the consumer non-durables and health care area, to show some impressive performances. Among the better performing stocks in the portfolio as of June 30, 1996 were:

        National Media Corp.                                +88%
        KV Pharmaceutical Co., Class A                      +73%
        Shared Medical Systems Corp.                        +60%
        National Data Corp.                                 +48%
        Transaction Network Services, Inc.                  +34%

     Also indicative of shifts in the portfolio during the year were purchases in energy-related stocks. (Reading & Bates Corp. up 97%, Mesa, Inc. up 64%, Nice Systems, Ltd. (ADR) up 90% and Hub Group, Inc. Class A up 46%.)

     With our holdings in technology reduced (but still substantial), added to our exposure in consumer non-durables and smaller capitalization companies in sectors such as health care services, retail, and marketing, we believe we are well positioned to take advantage of an evolving, yet highly selective ongoing bull market.

     We are optimistic about the Fund's prospects for the next twelve months. Many of our holdings sell at attractive valuations, relative to their growth. While a number of institutional favorite NASDAQ issues, especially in the technology sector, have moved up in price the past few weeks, the large majority of stocks are still closer to their yearly lows than their highs.

                         CAPPIELLO-RUSHMORE GROWTH FUND

     The Growth Fund maintained its larger capitalization focus and enjoyed a return of 22% for the year. Our emphasis remains technology (although less weighted than in 1995), consumer non-durables and "quality" names in energy, financial service as well as sectors such as health care, retailing, and marketing. Health care stocks represented by Shared Medical Systems Corp. and Tenet Healthcare Corp. occupy major positions in the portfolio as we seek to capitalize on the accelerating movement of the U.S. health care system to managed care.

     The retailing and marketing business presents a restructuring opportunity. This sector has been plagued by over-capacity for some years. Currently, capacity is being restrained; however, with costs managed more effectively and modest revenue growth, the result has been stronger earnings gains in the case of stocks such as Federated Department Stores, Inc. WTS C. Other stocks in this area represented in the portfolio are Albertsons, Inc., National Media Corp., and K-Mart Corp.

     Among the best performing stocks held in the portfolio as of the end of the year were:

        Federated Department Stores, Inc. Warrants "C"      +100%
        Reynolds & Reynolds Co.                             + 81%
        Shared Medical Systems Corp.                        + 60%
        Student Loan Marketing Association                  + 58%
        Coca-Cola Co.                                       + 53%

                     CAPPIELLO-RUSHMORE UTILITY INCOME FUND

     The Utility Income Fund portfolio is concentrated in electric utilities with greater than average dividend yields in order to maximize shareholder income. We are pleased to report that the Fund's total return (income plus appreciation) was more than 20% for the year ended June 30, 1996. Our exposure to the telephone sector has increased, while our exposure to electric and gas utilities has declined.

     Forthcoming competition in all sectors of the utility industry has prompted utility management to prepare for a more competitive future. Consolidation is inevitable, leading to significant savings and subsequent stock appreciation. The recent announcement by SBC Communications to purchase Pacific Telesis is indicative of this forthcoming takeover trend.


                          CAPPIELLO-RUSHMORE GOLD FUND


     The Gold Fund's principal investment objective is to achieve capital appreciation by investing in equity securities of companies engaged in gold and other precious metals production throughout the world. The Fund's performance of +.40% for the year, while disappointing, is reflective of the flat price of the metal, itself. Gold continues to be a hedge against loss of purchasing power through inflation or devaluation of the dollar as well as an insurance policy against disasters, both financial, diplomatic and political. The demand for gold and other precious metals is expected to be positive over the next twelve months and should be translated into higher prices for mining company stocks. Our investment philosophy continues to center on those companies who have the capacity to increase their profitability per ounce of gold production and to expand the amount of gold produced.


                              OUTLOOK FOR 1996-1997

     Our expectations for the next twelve months include an economy growing at a rate between 2 1/2 and 3% measured in terms of Gross Domestic Product. Part of the growth is based on an optimistic view of consumer spending behavior. Historically consumer spending patterns are more determined by changes in income than any other factor, and income continues to rise. We also see improvement in the manufacturing sector. While capital spending will not grow at 1995 rates, the better-than-expected improvement in second quarter profits indicates that cash flow remains healthy, which means investment in plant and equipment will increase. Finally, the economies of our major trading partners are either beginning to recover, like Japan and Canada; or bottoming out, as in Mexico and Europe. Consequently, a better trade balance should also be part of the growth picture.

     With interest rates over the next few months only modestly higher than current levels and inflation pretty much in check, the U.S. equity market continues to represent a positive environment. Accordingly, despite the recent volatile market, your Funds continue to be managed with an essentially long term view, based on opportunities for exceptional corporate development and growth.

     As always, thank you for your continued support.



                                        /s/ Frank A. Cappiello

                                        Frank A. Cappiello
                                        Chairman, Cappiello-Rushmore Trust
                                        August 13, 1996

JUNE 30, 1996                                           CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

UTILITY INCOME FUND
--------------------------------------------------------------------------------
                                                                MARKET VALUE
SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS

GAS & ELECTRIC -- 68.70%
  15,000 Allegheny Power Systems, Inc.                           $   463,125
  27,000 Central and South West Corp.                                783,000
  20,000 CMS Energy Corp.                                            617,500
  23,500 Detroit Edison Co.                                          725,562
  20,000 Interstate Power Co.                                        642,500
  40,000 Long Island Lighting Co.                                    670,000
  20,000 Potomac Electric Power Co.                                  530,000
  20,000 Public Service Co. of Colorado                              735,000
  26,000 Public Service Enterprise Group, Inc.                       711,750
  28,000 Southern Co.                                                689,500
  40,000 TNP Enterprises, Inc.                                     1,135,000
  17,000 Union Electric Co.                                          684,250
  25,000 United Illuminating Co.                                     934,375
  30,000 Washington Water Power Co.                                  558,750
                                                                 -----------
                                                                   9,880,312
                                                                 -----------
NATURAL GAS DISTRIBUTION -- 5.36%
  35,000 Washington Gas Light Co.                                    770,000
                                                                 -----------
TELEPHONE -- 17.13%
  25,000 Alltel Corp.                                                768,750
  18,000 Nynex Corp.                                                 855,000
  20,000 Southern New England Telecommunications Corp.               840,000
                                                                 -----------
                                                                   2,463,750
                                                                 -----------
TOTAL COMMON STOCKS -- 91.19%
  (COST $11,239,826)                                              13,114,062
                                                                 -----------
CONVERTIBLE PREFERRED -- 5.85%
  17,900 Sea Containers, Ltd. Conv. Pfd. $4.00 (Cost $806,512)       841,300
                                                                 -----------
MUTUAL FUNDS -- 2.96%
 425,669 Fund for Government Investors
          (Cost $425,669)                                            425,669
                                                                 -----------
TOTAL INVESTMENTS -- 100.00%
  (COST $12,472,007)                                             $14,381,031
                                                                 ===========


GROWTH FUND
--------------------------------------------------------------------------------
                                                                MARKET VALUE
SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS
BEVERAGES -- SOFT DRINKS -- 3.08%
    20,000 Coca-Cola Co.                                         $   977,500
                                                                 -----------
COMPUTER AND BUSINESS EQUIPMENT -- 7.12%
    30,000 Sun Microsystems, Inc.*                                 1,766,250
    40,000 Tandem Computers, Inc.*                                   495,000
                                                                 -----------
                                                                   2,261,250
                                                                 -----------
COMPUTER SOFTWARE INFORMATION PROCESSING -- 13.89%
   149,900 Amdahl Corp.*                                           1,611,425
    20,000 Reynolds & Reynolds Co.                                 1,065,000
    27,000 Shared Medical Systems Corp.                            1,734,750
                                                                 -----------
                                                                   4,411,175
                                                                 -----------
CONSUMER ELECTRONICS -- 0.78%
     5,000 Harman International Industries, Inc.                     246,250
                                                                 -----------
DIVERSIFIED ELECTRONICS -- 6.24%
    30,000 Comsat Corp.                                              780,000
    20,000 GM Hughes Electronics Corp.                             1,202,500
                                                                 -----------
                                                                   1,982,500
                                                                 -----------
FINANCIAL -- 13.11%
    15,000 American Express Co.                                      669,375
    50,000 Charles Schwab Corp.                                    1,225,000
    19,000 Franklin Resources, Inc.                                1,159,000
    15,000 Student Loan Marketing Association                      1,110,000
                                                                 -----------
                                                                   4,163,375
                                                                 -----------
HEALTHCARE -- 13.17%
    20,000 CR Bard, Inc.                                             680,000
    30,000 Foundation Health Corp.*                                1,076,250
    30,000 Health Systems International, Inc.*                       813,750
    35,000 Horizon/CMS Healthcare*                                   450,625
    30,000 I-STAT Corp.*                                             566,250
    27,900 Tenet Healthcare Corp.*                                   596,363
                                                                 -----------
                                                                   4,183,238
                                                                 -----------
MERCHANDISING -- 13.76%
    25,000 Albertsons, Inc.                                        1,034,375
   150,000 K-Mart Corp.*                                           1,856,250
    84,000 National Media Corp.*                                   1,480,500
                                                                 -----------
                                                                   4,371,125
                                                                 -----------

*NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1996                                           CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)

GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------
                                                                MARKET VALUE
SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

OIL AND GAS -- 2.41%
    23,700 Nuevo Energy Co.*                                     $   764,325
                                                                 -----------
OIL AND GAS SERVICES -- 4.84%
    19,400 Ensco International, Inc.*                                630,500
    50,000 Varco International, Inc.*                                906,250
                                                                 -----------
                                                                   1,536,750
                                                                 -----------
SEMICONDUCTORS/COMPONENTS -- 2.82%
    20,000 LSI Logic Corp.*                                          520,000
    20,000 Silicon Valley Group, Inc.*                               375,000
                                                                 -----------
                                                                     895,000
                                                                 -----------
TRANSPORTATION -- 9.97%
    40,487 KLM Royal Dutch Airlines                                1,285,462
    35,250 Pittston Burlington Group                                 762,281
    60,000 Stolt Nielsen (ADR), Rep. B                             1,117,500
                                                                 -----------
                                                                   3,165,243
                                                                 -----------
TOTAL COMMON STOCKS -- 91.19%
  (COST $23,151,990)                                              28,957,731
                                                                 -----------
WARRANTS -- 5.41%
   125,000 Federated Department Stores, Inc. WTS C*
            (Cost $734,513)                                        1,718,750
                                                                 -----------
MUTUAL FUNDS -- 3.40%
 1,077,798 Fund for Government Investors
            (Cost $1,077,798)                                      1,077,798
                                                                 -----------
TOTAL INVESTMENTS -- 100.00%
  (COST $24,964,301)                                             $31,754,279
                                                                 ===========

EMERGING GROWTH FUND
--------------------------------------------------------------------------------
                                                                MARKET VALUE
SHARES                                                             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS

COMMUNICATIONS PRODUCTS -- 6.96%
    15,000 Madge Networks NV*                                    $   217,500
    43,000 Netstar, Inc.*                                            849,250
    80,000 Nice Systems, Ltd. (ADR)*                               1,520,000
    26,500 Remec, Inc.*                                              470,375
    15,000 Voice Control Systems, Inc.*                              136,875
                                                                 -----------
                                                                   3,194,000
                                                                 -----------
COMPUTER AND BUSINESS EQUIPMENT -- 2.02%
    70,000 Multiple Zones International, Inc.*                       927,500
                                                                 -----------
COMPUTER SOFTWARE -- 10.49%
    15,000 Analogy, Inc.*                                            108,750
    74,000 Dataworks Corp.*                                        1,313,500
    15,000 EIS International, Inc.*                                  382,500
    57,800 National Data Corp.                                     1,979,650
    30,000 Transaction Network Services, Inc.*                       645,000
    42,000 Vmark Software, Inc.*                                     383,250
                                                                 -----------
                                                                   4,812,650
                                                                 -----------
COMPUTER SOFTWARE INFORMATION PROCESSING -- 4.90%
    35,000 Shared Medical Systems Corp.                            2,248,750
                                                                 -----------
ELECTRONICS -- 1.66%
    43,000 Mylex Corp.*                                              763,250
                                                                 -----------
FINANCIAL -- 0.28%
   106,500 Search Capital Group, Inc.*                               126,469
                                                                 -----------
FOOD PROCESSING -- 0.73%
    20,000 Unimark Group, Inc.*                                      332,500
                                                                 -----------
HEALTHCARE PRODUCTS -- 4.75%
    50,500 Avigen, Inc.*                                             353,500
    50,000 I-STAT Corp.*                                             943,750
    53,000 KV Pharmaceutical Co., Class A*                           755,250
    17,000 Lifequest Medical, Inc.*                                   36,125
    10,000 Virus Research Institute, Inc.*                            91,250
                                                                 -----------
                                                                   2,179,875
                                                                 -----------
HEALTHCARE SERVICES -- 3.85%
    75,000 Cardiovascular Dynamics, Inc.*                            918,750
   100,000 Universal Hospital Services, Inc.*                        850,000
                                                                 -----------
                                                                   1,768,750
                                                                 -----------

*NON-INCOME PRODUCING.
ADR -- AMERICAN DEPOSITORY RECEIPT

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1996                                           CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)

EMERGING GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------
                                                                MARKET VALUE
SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

LEISURE -- 2.94%
   100,000 Ek Chor China Motorcycle Co., Ltd.                    $ 1,350,000
                                                                 -----------
MANUFACTURING -- 2.39%
    17,000 Furon Co.                                                 420,750
    33,500 Oxford Industries, Inc.                                   540,188
     7,700 Simula, Inc.*                                             135,712
                                                                 -----------
                                                                   1,096,650
                                                                 -----------
MERCHANDISING -- 21.58%
   100,000 Charming Shoppes, Inc.*                                   706,250
   300,000 Filenes Basement Corp.*                                 1,462,500
   100,000 Intertan, Inc.*                                           575,000
   206,000 National Media Corp.*                                   3,630,750
    21,000 Phillips Van Heusen Corp.                                 267,750
   385,000 Score Board, Inc. *                                     1,828,750
   154,400 Service Merchandise Co., Inc.*                            868,500
   100,000 Topps Company, Inc.*                                      562,500
                                                                 -----------
                                                                   9,902,000
                                                                 -----------
MISCELLANEOUS -- 4.00%
   100,000 Lo-Jack Corp.*                                          1,125,000
    20,000 Uniphase Corp.                                            710,000
                                                                 -----------
                                                                   1,835,000
                                                                 -----------
OIL -- DOMESTIC & CRUDE -- 3.00%
   250,000 Mesa, Inc.*                                             1,375,000
                                                                 -----------
OIL AND GAS SERVICES -- 8.09%
   100,000 Reading & Bates Corp.*                                  2,212,500
    50,000 Weatherford Enterra, Inc.*                              1,500,000
                                                                 -----------
                                                                   3,712,500
                                                                 -----------
SERVICE -- 2.82%
   140,000 Forensic Technologies International Corp.*              1,295,000
                                                                 -----------
TELECOMMUNICATIONS -- 8.31%
    30,000 Celeritek, Inc.*                                          330,000
     8,000 Davox Corp.*                                              236,000
    70,000 Hungarian Telephone & Cable Co.*                          840,000
    48,000 JPM Co.*                                                  402,000
    60,000 Metricom, Inc.*                                           945,000
    50,000 Network Equipment Technologies, Inc.*                   1,062,500
                                                                 -----------
                                                                   3,815,500
                                                                 -----------

EMERGING GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------
                                                                MARKET VALUE
SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

TRANSPORTATION -- 6.01%
    25,000 Hub Group, Inc. Class A*                              $   509,375
    45,000 Pittston Burlington Group                                 973,125
    86,000 World Airways, Inc.*                                      602,000
   100,000 Worldcorp, Inc.*                                          675,000
                                                                 -----------
                                                                   2,759,500
                                                                 -----------
TOTAL COMMON STOCKS -- 94.78%
  (COST $38,193,565)                                              43,494,894
                                                                 -----------
MUTUAL FUNDS -- 5.22%
 2,395,721 Fund for Government Investors (Cost $2,395,721)         2,395,721
                                                                 -----------
TOTAL INVESTMENTS -- 100.00%
  (COST $40,589,286)                                             $45,890,615
                                                                 ===========

*NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1996                                           CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)

GOLD FUND
--------------------------------------------------------------------------------
                                                                MARKET VALUE
SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------
OMMON STOCKS

METALS AND MINING

DOMESTIC -- 47.12%
  50,000 Amax Gold, Inc.*                                         $  275,000
  40,000 Battle Mountain Gold Co.                                    290,000
  15,000 Coeur D'Alene Mines Corp.                                   275,625
  17,000 Homestake Mining Co.                                        291,125
   5,000 Newmont Gold Co.                                            251,875
   7,000 Newmont Mining Corp.                                        345,625
  25,000 Pegasus Gold, Inc.*                                         306,250
  25,000 Santa Fe Pacific Gold Corp.                                 353,125
  15,000 Stillwater Mining Co.*                                      354,375
                                                                  ----------
                                                                   2,743,000
                                                                  ----------
FOREIGN -- 48.90%
  25,000 Agnico Eagle Mines, Ltd.                                    406,250
  10,000 Barrick Gold Corp.                                          271,250
  26,000 Cambior, Inc.                                               347,750
   8,000 De Beers Consolidated Mines (ADR)                           270,000
  40,000 Kinross Gold Corp.*                                         300,000
  60,000 Miramar Mining Corp.*                                       330,000
  11,000 Placer Dome, Inc.                                           262,625
 100,000 Royal Oak Mines, Inc.*                                      368,750
  40,000 TVX Gold, Inc.*                                             290,000
                                                                  ----------
                                                                   2,846,625
                                                                  ----------
TOTAL COMMON STOCKS -- 96.02%
  (COST $5,236,445)                                                5,589,625
                                                                  ----------
MUTUAL FUNDS -- 3.98%
 231,433 Fund for Government Investors (Cost $231,433)               231,433
                                                                  ----------
TOTAL INVESTMENTS -- 100.00%
  (COST $5,467,878)                                               $5,821,058
                                                                  ==========

*NON-INCOME PRODUCING.
ADR -- AMERICAN DEPOSITORY RECEIPT

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1996                                           CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                   UTILITY                  EMERGING
                                                 INCOME FUND  GROWTH FUND  GROWTH FUND   GOLD FUND
---------------------------------------------------------------------------------------------------
ASSETS
  Securities at Value (Note 1, see portfolios
    for cost information). . . . . . . . . . . . $14,381,031  $31,754,279  $45,890,615  $ 5,821,058
  Dividends Receivable . . . . . . . . . . . . .      82,403       10,260        7,350           --
  Interest Receivable. . . . . . . . . . . . . .       1,034        5,449        5,599        1,359
  Receivable for Securities Sold . . . . . . . .     259,466           --      700,117      260,606
  Receivable for Shares Sold . . . . . . . . . .     428,918       79,021       87,305       48,838
                                                 -----------  -----------  -----------  -----------
    Total Assets . . . . . . . . . . . . . . . .  15,152,852   31,849,009   46,690,986    6,131,861
                                                 -----------  -----------  -----------  -----------
LIABILITIES
  Dividends Payable. . . . . . . . . . . . . . .      17,383           --           --           --
  Investment Advisory Fee Payable. . . . . . . .       4,052       13,255       18,982        3,904
  Administration Fee Payable . . . . . . . . . .       8,104       26,511       37,964        5,577
  Liability for Shares Redeemed. . . . . . . . .      17,184       32,327      391,670           --
  Liability for Securities Purchased . . . . . .          --           --    1,256,875           --
                                                 -----------  -----------  -----------  -----------
    Total Liabilities. . . . . . . . . . . . . .      46,723       72,093    1,705,491        9,481
                                                 -----------  -----------  -----------  -----------
NET ASSETS . . . . . . . . . . . . . . . . . . . $15,106,129  $31,776,916  $44,985,495  $ 6,122,380
                                                 ===========  ===========  ===========  ===========
SHARES OUTSTANDING . . . . . . . . . . . . . . .   1,424,777    1,778,484    2,647,080      616,426
                                                 ===========  ===========  ===========  ===========
NET ASSET VALUE PER SHARE. . . . . . . . . . . .      $10.60       $17.87       $16.99        $9.93
                                                 ===========  ===========  ===========  ===========

---------------------------------------------------------------------------------------------------


SEE NOTES TO FINANCIAL STATEMENTS.

FOR THE YEAR ENDED JUNE 30, 1996                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                   UTILITY                  EMERGING
                                                 INCOME FUND  GROWTH FUND  GROWTH FUND   GOLD FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest . . . . . . . . . . . . . . . . . . .  $   59,165   $   70,296  $   171,003    $  39,042
  Dividends. . . . . . . . . . . . . . . . . . .     964,420      227,318       91,865       46,017
                                                  ----------   ----------  -----------    ---------
    Total Investment Income. . . . . . . . . . .   1,023,585      297,614      262,868       85,059
                                                  ----------   ----------  -----------    ---------
EXPENSES
  Investment Advisory Fee (Note 2) . . . . . . .      61,055      137,107      253,800       53,459
  Administrative Fee (Note 2). . . . . . . . . .     122,110      274,215      507,600       76,369
                                                  ----------   ----------  -----------    ---------
    Total Expenses . . . . . . . . . . . . . . .     183,165      411,322      761,400      129,828
                                                  ----------   ----------  -----------    ---------
NET INVESTMENT INCOME (LOSS)                         840,420    (113,708)    (498,532)     (44,769)
                                                  ----------   ----------  -----------    ---------
Net Realized Gain on Investment Transactions . .   1,027,583    1,720,027    6,135,405      322,082
Net Change in Unrealized Appreciation
  (Depreciation) of Investments. . . . . . . . .   1,280,283    3,405,681  (1,388,307)    (185,846)
                                                  ----------   ----------  -----------    ---------
NET GAIN ON INVESTMENTS. . . . . . . . . . . . .   2,307,866    5,125,708    4,747,098      136,236
                                                  ----------   ----------  -----------    ---------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS. . . . . . . . . . .  $3,148,286   $5,012,000  $ 4,248,566    $  91,467
                                                  ==========   ==========  ===========    =========

---------------------------------------------------------------------------------------------------


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      UTILITY
                                                                    INCOME FUND                  GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE YEAR ENDED JUNE 30,
                                                                 1996          1995          1996          1995
                                                             ------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Income (Loss) . . . . . . . . . . . . . . . $    840,420  $    988,845  $   (113,708) $     15,477
  Net Realized Gains (Losses) on Investment Transactions . .    1,027,583    (1,427,789)    1,720,027       842,836
  Net Change in Unrealized Appreciation of Investments . . .    1,280,283     2,715,291     3,405,681     3,175,447
                                                             ------------  ------------  ------------  ------------
    Net Increase in Net Assets Resulting from Operations . .    3,148,286     2,276,347     5,012,000     4,033,760
                                                             ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income . . . . . . . . . . . . . . . .     (839,386)     (981,811)           --       (18,530)
  From Net Realized Gain on Investments. . . . . . . . . . .           --            --            --            --
                                                             ------------  ------------  ------------  ------------
    Total Distributions to Shareholders. . . . . . . . . . .     (839,386)     (981,811)           --       (18,530)
                                                             ------------  ------------  ------------  ------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares. . . . . . . . . . . . .   22,326,670    37,117,411    36,733,251    22,155,069
  Reinvestment of Distributions. . . . . . . . . . . . . . .      671,443       803,619            --        11,598
  Cost of Shares Redeemed. . . . . . . . . . . . . . . . . .  (27,351,733)  (31,181,674)  (29,304,990)  (16,837,874)
                                                             ------------  ------------  ------------  ------------
    Net Increase (Decrease) in Net Assets Resulting from
      Share Transactions . . . . . . . . . . . . . . . . . .   (4,353,620)    6,739,356     7,428,261     5,328,793
                                                             ------------  ------------  ------------  ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS. . . . . . . . .   (2,044,720)    8,033,892    12,440,261     9,344,023
NET ASSETS -- Beginning of Year. . . . . . . . . . . . . . .   17,150,849     9,116,957    19,336,655     9,992,632
                                                             ------------  ------------  ------------  ------------
NET ASSETS -- End of Year. . . . . . . . . . . . . . . . . .  $15,106,129   $17,150,849   $31,776,916   $19,336,655
                                                             ============  ============  ============  ============
SHARES
  Sold . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,216,170     4,159,987     2,234,071     1,788,616
  Issued in Reinvestment of Distributions. . . . . . . . . .       64,781        90,906            --           966
  Redeemed . . . . . . . . . . . . . . . . . . . . . . . . .   (2,711,615)   (3,481,616)   (1,776,492)   (1,372,991)
                                                             ------------  ------------  ------------  ------------
    Net Increase (Decrease) in Shares. . . . . . . . . . . .     (430,664)      769,277       457,579       416,591
                                                             ============  ============  ============  ============

-------------------------------------------------------------------------------------------------------------------


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                      EMERGING
                                                                     GROWTH FUND                  GOLD FUND
-------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE YEAR ENDED JUNE 30,
                                                                 1996          1995          1996          1995
                                                            -------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss. . . . . . . . . . . . . . . . . . . .$    (498,532) $   (153,941) $    (44,769) $    (32,385)
  Net Realized Gains (Losses) on Investment Transactions . .    6,135,405       396,260       322,082      (265,143)
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments. . . . . . . . . . . . . .   (1,388,307)    9,024,889      (185,846)      680,092
                                                            -------------  ------------  ------------  ------------
  Net Increase in Net Assets Resulting from Operations . . .    4,248,566     9,267,208        91,467       382,564
                                                            -------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income . . . . . . . . . . . . . . . .           --            --            --            --
  From Net Realized Gain on Investments. . . . . . . . . . .     (344,847)           --            --            --
                                                            -------------  ------------  ------------  ------------
    Total Distributions to Shareholders. . . . . . . . . . .     (344,847)           --            --            --
                                                            -------------  ------------  ------------  ------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares. . . . . . . . . . . . .  133,412,070    61,618,131    32,770,950    21,826,166
  Reinvestment of Distributions. . . . . . . . . . . . . . .      291,283            --            --            --
  Cost of Shares Redeemed. . . . . . . . . . . . . . . . . . (129,227,353)  (52,412,473)  (33,535,892)  (21,808,138)
                                                            -------------  ------------  ------------  ------------
    Net Increase (Decrease) in Net Assets Resulting from
      Share Transactions . . . . . . . . . . . . . . . . . .    4,476,000     9,205,658      (764,942)       18,028
                                                            -------------  ------------  ------------  ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS. . . . . . . . .    8,379,719    18,472,866      (673,475)      400,592
NET ASSETS -- Beginning of Year. . . . . . . . . . . . . . .   36,605,776    18,132,910     6,795,855     6,395,263
                                                            -------------  ------------  ------------  ------------
NET ASSETS -- End of Year. . . . . . . . . . . . . . . . . .$  44,985,495  $ 36,605,776  $  6,122,380  $  6,795,855
                                                            =============  ============  ============  ============
SHARES
  Sold  . . . . . . . . . . . . . . . . . . . . . . . . . . .   8,118,604     4,797,089     3,126,181     2,371,129
  Issued in Reinvestment of Distributions. . . . . . . . . .       18,518            --            --            --
  Redeemed . . . . . . . . . . . . . . . . . . . . . . . . .   (7,936,795)   (4,092,329)   (3,196,969)   (2,355,424)
                                                            -------------  ------------  ------------  ------------
    Net Increase (Decrease) in Shares. . . . . . . . . . . .      200,327       704,760       (70,788)       15,705
                                                            =============  ============  ============  ============
-------------------------------------------------------------------------------------------------------------------


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                      UTILITY INCOME FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE      FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                                                                        JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                                          1996         1995         1994        1993*
                                                                       ----------   ----------   ----------  ------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Year . . . . . . . . . . . . . .       $ 9.24       $ 8.39      $ 10.82      $ 10.00
                                                                        -------      -------      -------      -------
  Income from Investment Operations:
    Net Investment Income. . . . . . . . . . . . . . . . . . . . .        0.489        0.555        0.527        0.255
    Net Realized and Unrealized Gains (Losses) on Securities . . .        1.391        0.846       (2.421)       0.820
                                                                        -------      -------      -------      -------
      Total from Investment Operations . . . . . . . . . . . . . .        1.880        1.401       (1.894)       1.075
                                                                        -------      -------      -------      -------
  Distributions to Shareholders:
    From Net Investment Income                                           (0.520)      (0.551)      (0.525)      (0.255)
    From Net Realized Capital Gains. . . . . . . . . . . . . . . .           --           --       (0.011)          --
                                                                        -------      -------      -------      -------
      Total Distributions to Shareholders. . . . . . . . . . . . .       (0.520)      (0.551)      (0.536)      (0.255)
                                                                        -------      -------      -------      -------
  Net Increase (Decrease) in Net Asset Value . . . . . . . . . . .         1.36         0.85        (2.43)        0.82
                                                                        -------      -------      -------      -------
  Net Asset Value -- End of Year . . . . . . . . . . . . . . . . .      $ 10.60       $ 9.24       $ 8.39      $ 10.82
                                                                        =======      =======      =======      =======
TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . .        20.60 %      16.62 %     (18.18)%       9.98 %(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1.05 %       1.05 %       1.05 %       1.05 %(B)
  Net Investment Income. . . . . . . . . . . . . . . . . . . . . .         4.82 %       6.26 %       5.21 %       3.31 %(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate. . . . . . . . . . . . . . . . . . . . .        45.11 %     147.04 %      26.13 %         15.93 %
  Net Assets at End of Year (000's omitted). . . . . . . . . . . .      $15,106      $17,151       $9,117          $8,415
  Number of Shares Outstanding at End of Year
    (000's omitted). . . . . . . . . . . . . . . . . . . . . . . .        1,425        1,855        1,086             778

----------

(A) Total Investment Return for periods of less than one year are not annualized.
(B) Annualized.

-------------------------------------------------------------------------------

*FROM COMMENCEMENT OF OPERATIONS OCTOBER 6, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE      FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                                                                        JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                                          1996         1995         1994        1993*
                                                                       ----------   ----------   ----------  ------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Year . . . . . . . . . . . . . .      $ 14.64      $ 11.05      $ 10.63      $ 10.00
                                                                        -------      -------      -------      -------
  Income from Investment Operations:
    Net Investment Income (Loss) . . . . . . . . . . . . . . . . .       (0.069)       0.014       (0.021)       0.012
    Net Realized and Unrealized Gains on Securities. . . . . . . .        3.299        3.593        0.444        0.620
                                                                        -------      -------      -------      -------
      Total from Investment Operations . . . . . . . . . . . . . .        3.230        3.607        0.423        0.632
                                                                        -------      -------      -------      -------
  Distributions to Shareholders:
    From Net Investment Income . . . . . . . . . . . . . . . . . .           --       (0.017)      (0.003)      (0.002)
    From Net Realized Capital Gains. . . . . . . . . . . . . . . .           --           --           --           --
                                                                        -------      -------      -------      -------
      Total Distributions to Shareholders. . . . . . . . . . . . .           --       (0.017)      (0.003)      (0.002)
                                                                        -------      -------      -------      -------
  Net Increase in Net Asset Value. . . . . . . . . . . . . . . . .         3.23         3.59         0.42         0.63
                                                                        -------      -------      -------      -------
  Net Asset Value -- End of Year . . . . . . . . . . . . . . . . .      $ 17.87      $ 14.64      $ 11.05      $ 10.63
                                                                        =======      =======      =======      =======
TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . .        22.06 %      32.65 %       3.99 %       6.34 %(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1.50 %       1.50 %       1.50 %       1.50 %(B)
  Net Investment Income (Loss) . . . . . . . . . . . . . . . . . .        (0.41)%       0.12 %      (0.18)%       0.17 %(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate. . . . . . . . . . . . . . . . . . . . .        74.50 %      70.89 %     119.03 %      21.13 %
  Net Assets at End of Year (000's omitted). . . . . . . . . . . .      $31,777      $19,337       $9,993       $3,165
  Number of Shares Outstanding at End of Year
    (000's omitted). . . . . . . . . . . . . . . . . . . . . . . .        1,778        1,321          904          298


--------
(A) Total Investment Return for periods of less than one year are not annualized.
(B) Annualized.

---------------------------------------------------------------------
*FROM COMMENCEMENT OF OPERATIONS OCTOBER 6, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     EMERGING GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE      FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                                                                        JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                                          1996         1995         1994        1993*
                                                                       ----------   ----------   ----------  ------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Year . . . . . . . . . . . . . .      $ 14.96      $ 10.41      $ 11.32      $ 10.00
                                                                        -------      -------      -------      -------
  Income from Investment Operations:
    Net Investment Loss. . . . . . . . . . . . . . . . . . . . . .       (0.161)      (0.075)      (0.104)      (0.050)
    Net Realized and Unrealized Gains (Losses) on Securities . . .        2.300        4.625       (0.686)       1.377
                                                                        -------      -------      -------      -------
      Total from Investment Operations . . . . . . . . . . . . . .        2.139        4.550       (0.790)       1.327
                                                                        -------      -------      -------      -------
  Distributions to Shareholders:
    From Net Investment Income . . . . . . . . . . . . . . . . . .           --           --           --           --
    From Net Realized Capital Gains. . . . . . . . . . . . . . . .       (0.109)          --       (0.120)      (0.007)
                                                                        -------      -------      -------      -------
      Total Distributions to Shareholders. . . . . . . . . . . . .       (0.109)          --       (0.120)      (0.007)
                                                                        -------      -------      -------      -------
  Net Increase (Decrease) in Net Asset Value . . . . . . . . . . .         2.03         4.55        (0.91)        1.32
                                                                        -------      -------      -------      -------
  Net Asset Value -- End of Year . . . . . . . . . . . . . . . . .      $ 16.99      $ 14.96      $ 10.41      $ 11.32
                                                                        =======      =======      =======      =======
TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . .        14.36 %      43.71 %      (7.31)%      13.35 %(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1.50 %       1.50 %       1.50 %       1.50 %(B)
  Net Investment Loss. . . . . . . . . . . . . . . . . . . . . . .        (0.98)%      (0.61)%      (0.85)%      (0.63)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate. . . . . . . . . . . . . . . . . . . . .       121.22 %      96.11 %     128.13 %      67.90 %
  Net Assets at End of Year (000's omitted). . . . . . . . . . . .      $44,985      $36,606      $18,133       $4,750
  Number of Shares Outstanding at End of Year
    (000's omitted). . . . . . . . . . . . . . . . . . . . . . . .        2,647        2,447        1,742          420



--------
(A) Total Investment Return for periods of less than one year are not annualized.
(B) Annualized.

-------------------------------------------------------------------------------
*FROM COMMENCEMENT OF OPERATIONS OCTOBER 6, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    GOLD FUND
-----------------------------------------------------------------------------------------------------------
                                                                        FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                        JUNE 30,     JUNE 30,     JUNE 30,
                                                                          1996         1995         1994*
                                                                       ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Year . . . . . . . . . . . . . . . .   $ 9.89       $ 9.52      $ 10.00
                                                                         ------       ------      -------
  Income from Investment Operations:
    Net Investment Loss. . . . . . . . . . . . . . . . . . . . . . . .   (0.060)      (0.047)      (0.008)
    Net Realized and Unrealized Gains (Losses) on Securities . . . . .    0.100        0.417       (0.472)
                                                                         ------       ------      -------
      Total from Investment Operations . . . . . . . . . . . . . . . .    0.040        0.370       (0.480)
                                                                         ------       ------      -------
  Distributions to Shareholders:
    From Net Investment Income . . . . . . . . . . . . . . . . . . . .       --           --           --
    From Net Realized Capital Gains. . . . . . . . . . . . . . . . . .       --           --           --
                                                                         ------       ------      -------
      Total Distributions to Shareholders. . . . . . . . . . . . . . .       --           --           --
                                                                         ------       ------      -------
  Net Increase (Decrease) in Net Asset Value . . . . . . . . . . . . .     0.04         0.37        (0.48)
                                                                         ------       ------      -------
  Net Asset Value -- End of Year . . . . . . . . . . . . . . . . . . .   $ 9.93       $ 9.89       $ 9.52
                                                                         ======       ======      =======
TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . .     0.40 %       3.89 %      (4.80)%(A)
RATIOS TO AVERAGE NET ASSETS:
  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1.70 %       1.70 %       1.68 %(B)
  Net Investment Loss. . . . . . . . . . . . . . . . . . . . . . . . .    (0.59)%      (0.51)%      (0.25)%(B)
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate. . . . . . . . . . . . . . . . . . . . . . .    59.06 %      51.23 %      22.85 %
  Net Assets at End of Year (000's omitted). . . . . . . . . . . . . .   $6,122       $6,796       $6,395
  Number of Shares Outstanding at End of Year (000's omitted). . . . .      616          687          672



--------
(A) Total Investment Return for periods of less than one year are not annualized.
(B) Annualized.

-------------------------------------------------------------------------------
*FROM COMMENCEMENT OF OPERATIONS MARCH 7, 1994.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1996                                           CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

     Cappiello-Rushmore Trust ("Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a no-load, open-end investment company and is authorized to issue an unlimited number of shares. The Trust consists of four separate portfolios ("Funds"), each with a different investment objective. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Funds follow:

          (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Funds' securities in good faith. The trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Funds' instruments are valued at fair value.

          (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

          (c) Dividends from net investment income are declared and paid annually in the Growth, Emerging Growth and Gold Funds and quarterly in the Utility Income Fund. Dividends are re-invested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

          (d) For Federal income tax purposes, each Fund of the Trust is treated as a separate corporation. Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and distribute all net investment income and realized capital gains to their shareholders. If for some reason one or more Funds fails to qualify as a regulated investment company, the Investment Adviser and Administrator will indemnify the Fund. Therefore, no Federal income tax provision is required.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment advisory services are provided by McCullough, Andrews and Cappiello, Inc., ("Adviser"). Under an agreement with the Adviser, the Trust pays a fee at the annual rate of 0.50% of the daily net assets of the Growth and Emerging Growth Funds, 0.70% of the daily net assets of the Gold Fund and 0.35% of the daily net assets of the Utility Income Fund. Certain Officers and Trustees of the Trust are affiliated with the Adviser.

     The Trust has contracted with Money Management Associates ("Administrator") to provide Administrative services to the Trust. Under the administrative services agreement with the Administrator, the Trust pays a fee at the annual rate of 1.00% of the daily net assets of the Growth, Emerging Growth and Gold Funds, and 0.70% of the daily net assets of the Utility Income Fund. Certain Officers and Trustees of the Trust are affiliated with the Administrator.

     Certain of these administrative services are provided by Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Administrator, under a subcontractual agreement with the Administrator. These services include transfer agency functions, dividend disbursing and other shareholder services and custody of the Trust's assets.

     Each Fund of the Trust invests excess cash in Fund for Government Investors, a money market mutual fund. Certain Officers and Trustees of Fund for Government Investors are affiliated with the Trust.

JUNE 30, 1996                                           CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
3.   SECURITIES TRANSACTIONS

     For the year ended June 30, 1996, purchases and sales (including maturities) of securities (excluding short-term securities) were as follows:

                                           UTILITY                  EMERGING
                                         INCOME FUND  GROWTH FUND  GROWTH FUND  GOLD FUND
                                         -----------  -----------  -----------  ----------
Purchases. . . . . . . . . . . . . . .   $ 7,197,060  $26,989,712  $61,383,739  $3,990,203
                                         -----------  -----------  -----------  ----------
Sales. . . . . . . . . . . . . . . . .   $11,471,189  $19,307,439  $57,492,616  $4,845,639
                                         -----------  -----------  -----------  ----------

4.   NET UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS

     Unrealized appreciation (depreciation) as of June 30, 1996, based on the cost for Federal income tax purposes is as follows:

                                           UTILITY                  EMERGING
                                         INCOME FUND  GROWTH FUND  GROWTH FUND  GOLD FUND
                                         -----------  -----------  -----------  ----------
Gross Unrealized Appreciation. . . . .   $ 1,925,034  $ 8,281,724  $ 9,336,083  $  525,296
Gross Unrealized Depreciation. . . . .       (47,035)  (1,494,410)  (4,406,241)   (396,176)
                                         -----------  -----------  -----------  ----------
Net Unrealized Appreciation. . . . . .   $ 1,877,999  $ 6,787,314  $ 4,929,842  $  129,120
                                         ===========  ===========  ===========  ==========
Cost of Investments for
  Federal Income Tax Purposes. . . . .   $12,503,032  $24,966,965  $40,960,773  $5,691,938
                                         ===========  ===========  ===========  ==========

5.   NET ASSETS

     At June 30, 1996, net assets consisted of the following:

                                           UTILITY                  EMERGING
                                         INCOME FUND  GROWTH FUND  GROWTH FUND  GOLD FUND
                                         -----------  -----------  -----------  ----------
Paid-in-Capital. . . . . . . . . . . .   $13,835,881  $22,841,419  $33,534,533  $5,630,582
Undistributed Net Investment
  Income . . . . . . . . . . . . . . .        10,123           --           --          --
Accumulated Net Realized Gain
  (Loss) on Investments. . . . . . . .      (648,899)   2,145,519    6,149,633     138,618
Net Unrealized Appreciation on
  Investments. . . . . . . . . . . . .     1,909,024    6,789,978    5,301,329     353,180
                                         -----------  -----------  -----------  ----------
Net Assets . . . . . . . . . . . . . .   $15,106,129  $31,776,916  $44,985,495  $6,122,380
                                         ===========  ===========  ===========  ==========

JUNE 30, 1996                                           CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
6.   FEDERAL INCOME TAX

     Permanent differences between tax and financial reporting of net investment income and realized gains/(losses) are reclassified to paid-in-capital. As of June 30, 1996, net investment losses were reclassified to paid-in-capital as follows:

                                           UTILITY                  EMERGING
                                         INCOME FUND  GROWTH FUND  GROWTH FUND  GOLD FUND
                                         -----------  -----------  -----------  ----------
  Reduction of paid-in-capital . . . .            --     $113,708     $498,532     $44,769

     At June 30, 1996, for Federal income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

                                           UTILITY                  EMERGING
  EXPIRES JUNE 30,                       INCOME FUND  GROWTH FUND  GROWTH FUND  GOLD FUND
  ----------------                       -----------  -----------  -----------  ----------
  1998 . . . . . . . . . . . . . . . .       $    --       $   --      $    --  $1,010,282
  1999 . . . . . . . . . . . . . . . .            --           --      657,715          --
  2000 . . . . . . . . . . . . . . . .            --           --           --     434,866
  2001 . . . . . . . . . . . . . . . .            --           --      287,195     281,566
  2002 . . . . . . . . . . . . . . . .            --           --           --          --
  2003 . . . . . . . . . . . . . . . .       617,886           --           --          --
                                            --------      -------     --------  ----------
    Total  . . . . . . . . . . . . . .      $617,886       $   --     $944,910  $1,726,714
                                            ========      =======     ========  ==========

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
of Cappiello-Rushmore Trust:

     We have audited the statements of assets and liabilities including the portfolios of investments of the Utility Income, Growth, Emerging Growth and Gold Funds of Cappiello-Rushmore Trust as of June 30, 1996, the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Utility
Income, Growth, Emerging Growth and Gold Funds of Cappiello-Rushmore Trust as of June 30, 1996, the results of their operations, the changes in their net assets and financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche llp
Washington, DC
August 5, 1996

                                                                      CAPPIELLO-
                                                                        RUSHMORE
                                                                           TRUST
                                                             UTILITY INCOME FUND
                                                                     GROWTH FUND
                                                            EMERGING GROWTH FUND
                                                                       GOLD FUND
--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                                   JUNE 30, 1996



                                                                          [LOGO]

                                     PART C

                                     PART C

                                OTHER INFORMATION
                            Cappiello-Rushmore Trust


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     a. Financial statements: The following financial statements are incorporated by reference in Part B of this registration statement amendment.


          Statement of Net Assets as of June 30, 1996
          Statement of Operations for the year ended June 30, 1996
          Statements of Changes in Net Assets for the years ended June 30, 1996 and June 30, 1995
          Financial Highlights for the years ended June 30, 1996, 1995, 1994 and
           1993


          No Statement of Sources of Net Assets will be included because the full amount of net assets on June 30, 1996 represents cash received from issuance of shares (less cost of shares redeemed). See Statements of Changes in Net Assets.


     b.   Exhibits:

     11   Consent of Deloitte & Touche LLP independent auditors for Registrant

     16   Calculation of Total Return

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                                     Approximate Number of
                                                    Shareholders of Record
          Title of Class                              at October 4, 1996
--------------------------------------------------------------------------------
          Common Stock, $.001 par value

               Utility Income Fund                            785
               Growth Fund                                  1,426
               Emerging Growth                              1,829
               Gold Fund                                      391

ITEM 27.  INDEMNIFICATION

          Pursuant to Delaware Code Ann. title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Declaration of Trust states that the Trust shall indemnify any present or former trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body either to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Not Applicable.

ITEM 29.  PRINCIPAL UNDERWRITER

          Not Applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The physical location of all accounts, books and records required to be maintained and preserved pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31-a-1 and 31-a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814.

ITEM 31.  MANAGEMENT SERVICES

          Not Applicable

ITEM 32.  UNDERTAKINGS

          None

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Bethesda in the State of Maryland on the 21st day of October, 1996.


                              Cappiello-Rushmore Trust


                              By:


                              /s/ Frank A. Cappiello
                              -----------------------------------------
                              Frank A. Cappiello, Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        NAME                               TITLE                    DATE
        ----                               -----                    ----

/s/ Frank A. Cappiello             Chairman of the Board,     October 21, 1996
-------------------------          Trustee
Frank A. Cappiello


/s/ Daniel L. O'Connor             President, Treasurer,      October 21, 1996
-------------------------          Trustee
Daniel L. O'Connor


/s/ Bruce C. Ellis                 Trustee                    October 21, 1996
-------------------------
Bruce C. Ellis


/s/ Peter J. DeAngelis             Trustee                    October 21, 1996
--------------------------
Peter J. DeAngelis


/s/ Dr. Peter B. Petersen          Trustee                    October 21, 1996
--------------------------
Dr. Peter B. Petersen


/s/ Leo Seybold                    Trustee                    October 21, 1996
--------------------------
Leo Seybold

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Timothy N. Coakley and Linda R. Paisley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of Cappiello-Rushmore Trust (the "Trust"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Trust and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 31st day of October, 1995.



                                   \s\ Frank A. Cappiello

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Timothy N. Coakley and Linda R. Paisley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of Cappiello-Rushmore Trust (the "Trust"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Trust and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 31st day of October, 1995.



                                   \s\ Bruce Ellis

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Timothy N. Coakley and Linda R. Paisley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of Cappiello-Rushmore Trust (the "Trust"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Trust and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 31st day of October, 1995.



                                   \s\ Daniel O'Connor

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Timothy N. Coakley and Linda R. Paisley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of Cappiello-Rushmore Trust (the "Trust"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Trust and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 31st day of October, 1995.



                                   \s\ Peter J. DeAngelis

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Timothy N. Coakley and Linda R. Paisley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of Cappiello-Rushmore Trust (the "Trust"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Trust and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 31st day of October, 1995.



                                   \s\ Peter B. Petersen

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Timothy N. Coakley and Linda R. Paisley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of Cappiello-Rushmore Trust (the "Trust"), a Maryland corporation, to sign on his or her behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, filed by the Trust and any amendments and supplements thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue hereof. This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 31st day of October, 1995.



                                   \s\ Leo Seybold